NUVEEN
Growth and Income
Mutual Funds

June 30, 1998

Annual Report

For investors seeking
superior returns
with moderated risk.

[PHOTO APPEARS HERE]

Growth
and Income
Stock Fund

Highlights

As of June 30, 1998
For Class A shares



Attractive Fund Returns/1/

[BAR CHART APPEARS HERE]
Class A   Class A
(NAV)     (OFFER)

ONE YEAR        21.59%     15.21%

SINCE INCEPTION
8/96            30.55%     26.88%

[_] Class A (NAV)
[_] Class A (Offer)

With its focus on long-term growth and a measure of downside protection, the fund provided attractive total returns for the one-year period and since its inception.

Portfolio Allocation

[PIE CHART APPEARS HERE]

Stocks     92%
Cash        8%

True to its investment objective, the fund remained almost completely invested in stocks, allowing it to capitalize on stock appreciation opportunities.

Fund Manager's 20-Year Record of Positive Returns/2/


[BAR CHART APPEARS HERE]


78      7.96
79     11.56
80     24.53
81      3.14
82     25.45
83     14.43
84      1.73
85     32.78
86     14.64
87     27.50
88      7.99
89     31.93
90      0.16
91     32.02
92      6.01
93     15.13
94      0.64
95     36.51
96     24.89
97     28.03

The fund manager boasts an excellent long-term track record through a variety of market conditions, with positive returns for each of the past 20 years.



   Contents
1  Dear Shareholder
3  A Time-Tested Strategy
   that Can Add Real Value
4  Report from the
   Fund's Equity Adviser
5  Performance Overview
6  Portfolio of Investments
8  Statement of Net Assets
9  Statement of Operations
10 Statement of Changes in Net Assets
11 Notes to Financial Statements
14 Financial Highlights
16 Report of Independent Public Accountants
17 Building Better Portfolios with Nuveen

/1/  Please see the Performance Overview on page five for more information.

/2/ This chart reflects the performance of the Institutional Capital Discretionary Equity Composite, which includes all assets (approximately $4.79 billion as of 6/30/98) that have substantially the same investment objective and policies as the Nuveen Growth and Income Stock Fund. The composite's accounts may experience different investment inflows and outflows than the fund, and are not subject to all of the restrictions of the Investment Company Act of 1940 and the Internal Revenue Code that apply to the fund, which could adversely affect fund performance. Investment returns reflect composite gross-of-fee returns, adjusted for the fund's Class A annual net operating expenses of 1.30%, but not the up-front sales charge. Class B, C, or R investment results would differ due to differing sales charges and operating expenses. This chart does not represent actual fund past performance or predict future fund performance.

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]
Timothy R. Schwertfeger
Chairman of the Board


Wealth takes a lifetime to build. Once achieved, it should be preserved.


Dear Shareholder

I am pleased to report that over the past year the Nuveen Growth and Income Stock Fund continued to provide strong returns with moderated risk and price volatility -- as the fund was designed to do.


In addition, as you can see from the information on the facing page, the fund remains well-positioned to take advantage of future market opportunities while employing an investment strategy that historically has limited the impact of severe market downturns.

Current Results Backed by a Proven Record

The solid performance achieved by the Growth and Income Stock Fund portfolio managers inevitably leads to the question: "Can they keep it up?" Since no one can predict the future with certainty, it's important to have confidence in your fund managers' experience, investment approach and the results they've demonstrated through a variety of market conditions over the years.

As Nuveen's Premier Adviser/SM/ for value investing, Institutional Capital Corporation is a highly successful institutional money manager with more than 28 years of experience. Over that time, they've specialized in finding undervalued midsize and large company stocks that are poised for significant growth.

This disciplined, research-oriented approach has paid off for investors, and is still the key investment strategy of the Nuveen Growth and Income Stock Fund. The managers start by looking for stocks whose intrinsic worth is greater than their current market price. Then they look for a catalyst, such as a management change, a new product, or improved industry outlook, that may help trigger a rise in each stock's price. Generally, the fund only purchases stocks that the managers believe have the potential to generate 15% - 25% returns over an 18-month period.

Following this letter, you'll find one example of how this strategy has worked to the advantage of fund investors.

Nuveen's Premier Advisers

Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within their specific areas of expertise.

"Today, more than
 ever, you can
 count on Nuveen
 for investments
 designed to
 produce a well-
 balanced portfolio
 that meets your
 individual goals."

In addition to Institutional Capital, Nuveen Premier Advisers now include Rittenhouse Financial Services, our specialist for growth investing, and Nuveen Advisory Corp., our expert in tax-free investing. Each of these managers uses a time-tested, research-driven investment strategy to build portfolios of quality securities.

Diversification Can Help
You Build a Better Portfolio

In light of recent market volatility, we believe that investors will find diversification to be an increasingly important strategy in the months ahead. An appropriately diversified portfolio -- one that balances different types of investments, levels of risk and tax management strategies -- can help cushion your portfolio against volatility and enhance your overall return potential.

Many of you have invested in the Nuveen Growth and Income Stock Fund because of its value investing orientation and the excellent track record of its Premier Adviser. We are pleased to announce that this same disciplined approach is now available in another Nuveen fund managed by Institutional Capital -- the Nuveen European Value Fund.

With its focus on a portfolio of quality, undervalued European companies, this fund can provide an excellent complement to the Growth and Income Stock Fund by offering international diversification and growth potential. I encourage you to talk with your financial adviser about how this new fund, along with the Nuveen Rittenhouse Growth Fund and our wide array of tax-free bond funds, can help round out your portfolio and meet your own particular investment needs.

If you would like additional information on the Nuveen European Value Fund, or any of our other funds, contact your financial adviser for a prospectus. You also may request a prospectus from Nuveen by calling (800) 257-8787. Please read this information carefully and discuss it with your financial adviser before you invest.

When seeking quality investments that withstand the test of time, we hope you will continue to think of Nuveen. Today, more than ever, you can count on Nuveen for investments designed to produce a well-balanced portfolio that meets your individual goals. We thank you for your continued confidence in us, and look forward to reporting to you again soon.

Sincerely,


/S/ Timothy R. Schwertfeger
----------------------------
Timothy R. Schwertfeger
Chairman of the Board

August 15, 1998

A Time-Tested Strategy that Can Add Real Value


Stock Selection Process


          Stocks
        with Best
         Relative
          Value

         Catalyst

        Portfolio
         of 40-50
          Stocks


Institutional Capital Corporation, Nuveen's Premier Adviser for value investing, selects stocks for the Nuveen Growth and Income Stock Fund from a universe of approximately 450 large and midsize companies, using proprietary quantitative valuation models to determine which of these stocks appear to be undervalued in the current market. Based on a rigorous assessment of each company's prospects, the portfolio manager then looks for a catalyst that could help the market recognize the stock's true value. This catalyst may be as simple as an anticipated dividend change, or as complex as a fundamentally improved industry outlook.

Once selected, stocks in the portfolio are monitored closely and replaced if they reach their target value, their prospects change or they become less attractive than other portfolio candidates.

An example of how this process works to investors' advantage is the recent purchase and sale of Ford Motor Company, the nation's second largest automaker.

First purchased by the Nuveen Growth and Income Stock Fund in February 1997, the catalysts for Ford included a strong management team, significant cost cutting and a corporate restructuring.

Ford was a major holding of the fund until it reached its target price in June and was sold. The fund's position in Ford produced a gain of 159% over the initial purchase price. While illustrative of the investment process generally, this was a particularly rewarding investment by the fund. Not all of the fund's investments have been or will be as successful.



                              Ford Motor Company:
               An Example of a Stock with Identifiable Catalysts
                             [CHART APPEARS HERE]



8/96           22.25
9/96           20.75
10/96          20.75
11/96          21.75
12/96          21.42
1/97           21.33
2/97           21.83
3/97           20.84
4/97           23.08
5/97           24.91
6/97           25.23
7/97           27.14
8/97           28.56
9/97           29.97
10/97          29.02
11/97          28.56
12/97          32.25
1/98           33.88
2/98           37.56
3/98           43.05
4/98           45.81
5/98           51.88
6/98           59.00

Nuveen Growth and Income Stock Fund

Report from the Fund's Premier Adviser

The Institutional Capital portfolio management team talks about the financial markets and factors that affected fund performance.

"In this environment, we will continue to invest in companies undergoing corporate restructurings, both in the U.S. and Europe."

Over the past year, the economy and the financial markets again defied the experts' consensus.

The conventional wisdom was that the Asian crisis and U.S. company profit warnings that started last fall would result in a slow first half of 1998, with a rebound in confidence and securities prices in the second half of this year. Our own concern was whether the Federal Reserve would have to raise short-term interest rates as the moderating influence of Asia diminished and the U.S. economy picked up steam.

The facts have painted a different picture. Stimulated by lower interest rates, strong employment and a significant drop in energy prices, U.S. consumption has remained quite strong -- especially for this late in the economic cycle. Outside the U.S., European companies also began showing strong results. While Asia did slump, its overall impact on the U.S. economy was less severe than feared.

The low inflationary environment and strong economy fueled continued strength in the U.S. equity markets, raising valuations and putting a premium on the quality research needed to find undervalued stocks. Staying with our time-tested, value-oriented strategy, we are pleased that the Class A share total return on net asset value of the Growth and Income Stock Fund was a healthy 21.59% for the year ended June 30, 1998.

Asia Looms Large

Given the lethargy in Japan and reduced growth in China, there will be no quick or easy resolution of Asia's woes anytime soon. The central problem in Asia is that massive amounts of capital are now invested in assets that are providing poor returns. While we believe these problems can be solved, it will take time. Perhaps the only good news is that the deflationary drag from the region should prevent the Fed from raising interest rates and keep the dollar strong for some time.

Unrealistic Valuations in Some Sectors

The U.S. stock market is now characterized by high valuations -- but given the lack of investment alternatives, low interest rates and the strength of the dollar, this is understandable (if not totally justifiable). However, there is a degree of speculation now in the U.S. market, as evidenced particularly in some Internet-related stocks, that makes us uneasy. While we believe the market values of many of these high flyers will be adjusted, we also think that our disciplined, catalyst-driven, value-investing approach will continue to uncover companies that offer good prospects at attractive prices.

Outlook for the Second Half of 1998

Our view for the remainder of the year is that:

 . The U.S. economy will slow as a result of high inventories, weaker exports and a downturn in capital goods manufacturing.

 . Corporate profits overall will be up modestly, and less than expected.

 . The Fed will probably not raise interest rates as a result of the financial situation in Asia and the fragile state of other dollar-linked economies such as Russia.

 . The domestic merger and acquisition boom will continue, but the impact on overall market prices will diminish.

 . U.S. stock market averages will gain modestly; European markets will see even larger returns.

Our Strategy

In this environment, we will continue to invest in companies undergoing corporate restructurings, both in the U.S. and Europe. This means looking for companies that may have performed poorly in the recent past, but that have attractive, underutilized assets or a newly focused management team. Some portfolio holdings that highlight this strategy include Citicorp, News Corp. and Raytheon, just to name a few.

We believe there may be good news coming from these companies and others like them in the fund's portfolio. We are committed to uncovering additional opportunities in the months ahead.

Nuveen Growth and Income Stock Fund

Performance Overview

As of June 30, 1998


Top Ten Holdings/1/
News Corp. Ltd. Sponsored ADR     4.32%
---------------------------------------
NationsBank Corp                  3.73%
---------------------------------------
Hoechst AG Sponsored ADR          3.56%
---------------------------------------
American Home Products Corp.      3.40%
---------------------------------------
Citicorp                          3.29%
---------------------------------------
Philips Electronics N.V.          3.20%
---------------------------------------
Burlington Northern Santa Fe      2.97%
---------------------------------------
Seagram Co. Ltd.                  2.81%
---------------------------------------
U.S.A. Waste Services Inc.        2.76%
---------------------------------------
General Motors Corporation        2.72%
---------------------------------------

Industry Diversification

[PIE CHART APPEARS HERE]


Transportation                      8%
Capital Spending                    8%
Consumer Staples                   10%
Capital Equipment/Technology        9%
Energy                              7%
Basic Industries                    9%
Retail                              4%
Health Care                        13%
Consumer Durables                   3%
Consumer Services                  12%
Utilities                           2%
Financial                          15%

Portfolio Allocation

[PIE CHART APPEARS HERE]



Stocks                             92%
Cash                                8%



 Fund Highlights
Share Price                        A            B          C         R
-------------------------------------------------------------------------
Inception Date                  8/96         8/96       8/96         8/96
-------------------------------------------------------------------------
Net Asset Value               $26.50       $26.47     $26.43     $  26.52
-------------------------------------------------------------------------
Total Net Assets ($000)                                          $901,732
-------------------------------------------------------------------------
Fund Beta                                                            0.77
-------------------------------------------------------------------------
Average Market Capitalization of Stocks in Portfolio          $31 billion
-------------------------------------------------------------------------
Average P/E of Stocks in Portfolio                                   17.6
-------------------------------------------------------------------------
Number of Stocks in Portfolio                                          45
-------------------------------------------------------------------------



 Annualized Total Return/2/
Share Class            A (NAV)   A (Offer)          B          C           R
----------------------------------------------------------------------------
Year-to-Date            14.21%      8.23%      13.81%     13.74%      14.38%
----------------------------------------------------------------------------
One-Year                21.59%     15.21%      20.70%     20.63%      21.91%
----------------------------------------------------------------------------
Since Inception         30.55%     26.88%      29.58%     29.49%      30.91%
----------------------------------------------------------------------------


Index Comparison/3/

[MOUNTAIN CHART APPEARS HERE]

                         Nuveen Growth and Income     Nuveen Growth and Income
          S&P 500        Stock Fund (NAV)             Stock Fund (Offer)
Aug-96     10000                  10000                         9475
Sep-96     10563                  10414                         9867
Oct-96     10855                  10864                        10294
Nov-96     11675                  11638                        11027
Dec-96     11444                  11371                        10774
Jan-97     12159                  11951                        11323
Feb-97     12254                  12036                        11404
Mar-97     11750                  11784                        11165
Apr-97     12452                  12360                        11711
May-97     13210                  13026                        12343
Jun-97     13803                  13617                        12902
Jul-97     14901                  14626                        13858
Aug-97     14066                  14007                        13272
Sep-97     14837                  14776                        14000
Oct-97     14342                  14356                        13603
Nov-97     15006                  14368                        13613
Dec-97     15264                  14496                        13735
Jan-98     15433                  14577                        13811
Feb-98     16546                  15670                        14847
Mar-98     17393                  16030                        15189
Apr-98     17569                  16473                        15608
May-98     17266                  16479                        15614
Jun-98     17968                  16557                        15688

S&P 500                                     $17,968
Nuveen Growth and Income Stock Fund (NAV)   $16,557
Nuveen Growth and Income Stock Fund (Offer) $15,688

Past performance is not predictive of future results.

1 The companies listed above represent their respective percentages as of 6/30/98. Over time, the fund's holdings and their percentages will vary as the prices of the stocks vary.

2 Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 5.25% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following six years, which is not reflected in the return figures. Class B shares convert to Class A shares after eight years. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the return figures.

3 The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Standard and Poor's 500 Index, which does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to Class A shares (5.25%) and all ongoing fund expenses.

                      Portfolio of Investments
                      Nuveen Growth and Income Stock Fund
                      June 30, 1998


                                                                          Market
   Shares  Description                                                     Value
--------------------------------------------------------------------------------
           COMMON STOCKS - 87.2%

           Basic Industries - 8.7%

  179,850  Akzo Nobel N.V. Sponsored ADR                             $19,940,868
  285,600  E.I. du Pont de Nemours and Company Ltd.                   21,312,900
  346,885  IMC Global Inc.                                            10,449,910
  298,250  Reynolds Metals Company                                    16,683,359
  353,150  UPM-Kymmene Oyj Corporation Sponsored ADR                   9,719,429
--------------------------------------------------------------------------------
           Capital Equipment/Technology - 8.3%

  439,300  First Data Corporation                                     14,634,181
  201,050  International Business Machines Corporation                23,083,053
  254,600  NCR Corporation #                                           8,274,500
  337,500  Royal Philips Electronics N.V.                             28,687,500
--------------------------------------------------------------------------------
           Capital Spending - 7.3%

  222,400  B.F. Goodrich Company                                      11,036,600
  276,700  Case Corporation                                           13,350,775
  166,000  Northrop Grumman Corporation                               17,118,750
  416,500  Raytheon Company - Class A                                 24,000,812
--------------------------------------------------------------------------------
           Consumer Durables - 2.7%

  364,150  General Motors Corporation                                 24,329,772
--------------------------------------------------------------------------------
           Consumer Services - 7.0%

  612,900  Dun & Bradstreet Corporation                               22,141,013
  762,900  Host Marriot Corporation #                                 13,589,156
   58,800  Starwood Hotels & Resorts                                   2,840,775
  500,100  U.S.A. Waste Services Inc. #                               24,692,438
--------------------------------------------------------------------------------
           Consumer Staples - 9.0%

  406,400  Fort James Corporation                                     18,084,800
  375,200  Hasbro, Inc.                                               14,750,050
  592,600  Philip Morris Companies Inc.                               23,333,625
  615,900  Seagram Company Ltd.                                       25,213,406
--------------------------------------------------------------------------------
           Energy - 5.9%

  307,010  Elf Aquitaine SA Sponsored ADR                             21,797,710
  245,000  Schlumberger Limited                                       16,736,563
  419,350  Unocal Corporation                                         14,991,763
--------------------------------------------------------------------------------
           Financials - 13.4%

  163,150  Bankers Trust Corporation                                  18,935,597
  295,000  CIGNA Corporation                                          20,355,000
  197,350  Citicorp                                                   29,454,487

          Shares    Description                                                                                    Market Value
-------------------------------------------------------------------------------------------------------------------------------
                    Financials (continued)

         374,100    Household International, Inc.                                                                  $ 18,611,475
         436,450    NationsBank Corporation                                                                          33,388,425
-------------------------------------------------------------------------------------------------------------------------------
                    Health Care - 12.4%

         588,300    American Home Products Corporation                                                               30,444,525
         334,750    Baxter International Inc.                                                                        18,013,734
         642,000    Hoechst AG Sponsored ADR                                                                         31,859,250
         303,500    Humana Inc. #                                                                                     9,465,406
         137,200    St. Jude Medical, Inc. #                                                                          5,050,675
         528,500    Tenet Healthcare Corporation #                                                                   16,515,625
-------------------------------------------------------------------------------------------------------------------------------
                    Retail - 3.5%

          88,300    Circuit City Stores                                                                               4,139,063
         163,400    Consolidated Stores Corporation #                                                                 5,923,250
         400,550    Federated Department Stores, Inc. #                                                              21,554,597
-------------------------------------------------------------------------------------------------------------------------------
                    Transportation - 7.1%

         193,150    AMR Corporation #                                                                                16,079,738
         270,650    Burlington Northern Santa Fe Corporation                                                         26,574,447
         753,600    Canadian Pacific Limited                                                                         21,383,400
-------------------------------------------------------------------------------------------------------------------------------
                    Utilities - 1.9%

         139,150    AT&T Corp.                                                                                        7,948,944
         209,600    Bell Atlantic Corporation                                                                         9,563,000
-------------------------------------------------------------------------------------------------------------------------------
                    Total Common Stocks - (cost $686,234,947)                                                       786,054,346
                    -----------------------------------------------------------------------------------------------------------

                    PREFERRED STOCKS - 4.3%

       1,369,050    News Corporation Limited Sponsored ADR                                                           38,675,663
-------------------------------------------------------------------------------------------------------------------------------
                    Total Preferred Stocks - (cost $25,272,089)                                                      38,675,663
                    -----------------------------------------------------------------------------------------------------------

Principal Amount    Description                                                                                    Market Value
-------------------------------------------------------------------------------------------------------------------------------

                    SHORT-TERM INVESTMENTS - 7.9%
     $40,000,000    Walt Disney Company, Commercial Paper, effective yield of 5.67%, 7/13/98                         39,927,467
      16,300,000    Pitney Bowes, Inc., Commercial Paper, effective yield of 6.17%, 7/01/98                          16,300,000
      15,000,000    Proctor & Gamble Company, Commercial Paper, effective yield of 5.73%, 7/07/98                    14,986,375
-------------------------------------------------------------------------------------------------------------------------------
                    Total Short-Term Investments - (cost $71,213,842)                                                71,213,842
                    -----------------------------------------------------------------------------------------------------------
                    Total Investments - (cost $782,720,878) - 99.4%                                                 895,943,851
                    -----------------------------------------------------------------------------------------------------------
                    Other Assets Less Liabilities - 0.6%                                                              5,788,486
                    -----------------------------------------------------------------------------------------------------------
                    Net Assets - 100%                                                                              $901,732,337
                    ===========================================================================================================

#  Non-income producing.

                                 See accompanying notes to financial statements.

Statement of Net Assets
June 30, 1998



-------------------------------------------------------------------------------------------------------------------------
Assets
Investment securities, at market value (cost $782,720,878) (note 1)                                          $895,943,851
Cash                                                                                                               47,717
Receivables:
 Dividends                                                                                                      1,625,876
 Investments sold                                                                                               7,289,137
 Shares sold                                                                                                    1,329,488
Deferred organization costs (note 1)                                                                              115,576
Other assets                                                                                                       34,292
-------------------------------------------------------------------------------------------------------------------------
  Total assets                                                                                                906,385,937
-------------------------------------------------------------------------------------------------------------------------
Liabilities
Payables:
 Investments purchased                                                                                            756,736
 Shares redeemed                                                                                                  760,153
Accrued expenses:
 Management fees (note 4)                                                                                         448,070
 12b-1 distribution and service fees (notes 1 and 4)                                                              232,770
 Other                                                                                                            121,508
Dividends payable                                                                                               2,334,363
-------------------------------------------------------------------------------------------------------------------------
  Total liabilities                                                                                             4,653,600
-------------------------------------------------------------------------------------------------------------------------
Net assets (note 5)                                                                                          $901,732,337
=========================================================================================================================
Class A Shares (note 1)
Net assets                                                                                                   $790,062,734
Shares outstanding                                                                                             29,809,495
Net asset value and redemption price per share                                                               $      26.50
Offering price per share (net asset value per share plus maximum sales charge of 5.25% of offering price)    $      27.97
=========================================================================================================================
Class B Shares (note 1)
Net assets                                                                                                   $ 71,909,231
Shares outstanding                                                                                              2,716,821
Net asset value, offering and redemption price per share                                                     $      26.47
=========================================================================================================================
Class C Shares (note 1)
Net assets                                                                                                   $ 21,425,577
Shares outstanding                                                                                                810,673
Net asset value, offering and redemption price per share                                                     $      26.43
=========================================================================================================================
Class R Shares (note 1)
Net assets                                                                                                   $ 18,334,795
Shares outstanding                                                                                                691,328
Net asset value, offering and redemption price per share                                                     $      26.52
=========================================================================================================================

                                 See accompanying notes to financial statements.

Statement of Operations
Year Ended June 30, 1998

----------------------------------------------------------------------------------------------------------
Investment Income (note 1)
Dividends                                                                                     $ 13,045,258
Interest                                                                                         4,486,808
----------------------------------------------------------------------------------------------------------
Total investment income                                                                         17,532,066
----------------------------------------------------------------------------------------------------------
Expenses
Management fees (note 4)                                                                         6,459,095
12b-1 service fees -- Class A (notes 1 and 4)                                                    1,775,281
12b-1 distribution and service fees -- Class B (notes 1 and 4)                                     428,635
12b-1 distribution and service fees -- Class C (notes 1 and 4)                                     119,199
Shareholders' servicing agent fees and expenses                                                  1,345,702
Custodian's fees and expenses                                                                       88,438
Trustees' fees and expenses (note 4)                                                                86,210
Professional fees                                                                                   34,636
Shareholders' reports -- printing and mailing expenses                                             437,303
Federal and state registration fees                                                                145,929
Amortization of deferred organization costs (note 1)                                                36,000
Other expenses                                                                                      43,752
----------------------------------------------------------------------------------------------------------
Total expenses before expense reimbursement                                                     11,000,180
 Expense reimbursement (note 4)                                                                 (1,252,775)
----------------------------------------------------------------------------------------------------------
Net expenses                                                                                     9,747,405
----------------------------------------------------------------------------------------------------------
Net investment income                                                                            7,784,661
----------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain from Investments
Net realized gain from investment transactions (notes 1 and 3)                                 110,057,991
Net change in unrealized appreciation or depreciation of investments                            33,508,467
----------------------------------------------------------------------------------------------------------
Net gain from investments                                                                      143,566,458
----------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                    $151,351,119
==========================================================================================================

                                 See accompanying notes to financial statements.

               Statement of Changes in Net Assets

                                                                                    For the Period
                                                                       Year Ended       8/07/96 to
                                                                          6/30/98          6/30/97
--------------------------------------------------------------------------------------------------
Operations
Net investment income                                                $  7,784,661     $  4,552,258
Net realized gain from investment transactions
    (notes 1 and 3)                                                   110,057,991       23,971,540
Net change in unrealized appreciation or depreciation
    of investments                                                     33,508,467       79,714,507
--------------------------------------------------------------------------------------------------
Net increase in net assets from operations                            151,351,119      108,238,305
--------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
    Class A                                                            (7,296,320)      (4,326,777)
    Class B                                                              (174,471)         (33,641)
    Class C                                                               (50,306)         (11,701)
    Class R                                                              (207,438)        (131,681)
From accumulated net realized gains from investment transactions:
    Class A                                                           (55,954,562)             (96)
    Class B                                                            (3,039,218)             (96)
    Class C                                                              (762,373)             (96)
    Class R                                                            (1,266,493)         (57,187)
--------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders             (68,751,181)      (4,561,275)
--------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                      171,997,447      560,742,869
Net proceeds from shares issued to shareholders due to
 reinvestment of distributions                                         55,521,813        1,085,746
--------------------------------------------------------------------------------------------------
                                                                      227,519,260      561,828,615
--------------------------------------------------------------------------------------------------
Cost of shares redeemed                                               (54,536,779)     (19,389,087)
--------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions               172,982,481      542,439,528
--------------------------------------------------------------------------------------------------
Net increase in net assets                                            255,582,419      646,116,558
Net assets at the beginning of period                                 646,149,918           33,360
--------------------------------------------------------------------------------------------------
Net assets at the end of period                                      $901,732,337     $646,149,918
==================================================================================================
Balance of undistributed net investment income at end of period      $    104,584     $     48,458
==================================================================================================


                                 See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information and Significant Accounting Policies
The Nuveen Growth and Income Stock Fund (the "Fund") is a series of the Nuveen Investment Trust (the "Trust") which was organized as a Massachusetts business trust in 1996. The Trust (and each series within the Trust) is an open-end diversified management investment company registered under the Investment Company Act of 1940. Prior to commencement of operations on August 7, 1996, the Trust had no operations other than those related to organizational matters and the initial capital contribution of $100,080 (of which $33,360 was allocated to the Fund) by Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, for the issuance of shares on July 29, 1996.

The Fund invests primarily in a diversified portfolio of large- and mid-cap equities of domestic companies as a source of capital growth. In addition to investments in equity securities, the Fund may invest in cash equivalents and short-term fixed income investments in order to preserve capital or to enhance returns or as a temporary defensive measure.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

Securities Valuation

Common stocks and other equity-type securities are valued at the last sales price on the national securities exchange or Nasdaq on which such securities are primarily traded; however, securities traded on a national securities exchange or Nasdaq for which there are no transactions on a given day or securities not listed on a national securities exchange or Nasdaq are valued at the most recent bid prices. Debt securities are valued by a pricing service that utilizes electronic data processing techniques to determine values when such values are believed to more accurately reflect the fair market value of such securities; otherwise, actual sale or bid prices are used. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees. Debt securities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method when the Board of Trustees determines that the fair market value of such securities is their amortized cost.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At June 30, 1998, the Fund had no such outstanding purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income is determined on the basis of interest accrued, adjusted for accretion of discounts.

Dividends and Distributions to Shareholders

Net investment income is declared and distributed to shareholders quarterly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transactions, where applicable.

Federal Income Taxes

The Fund intends to distribute all taxable income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required.

Flexible Sales Charge Program

The Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

Derivative Financial Instruments

The Fund may invest in options and futures contracts, which are sometimes referred to as derivative transactions. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the fiscal year ended June 30, 1998.

Expense Allocation
Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

Deferred Organization Costs
The Fund's share of costs incurred by the Trust in connection with its organization and initial registration of shares was deferred and is being amortized over a 60-month period beginning August 7, 1996 (commencement of operations). If any of the initial shares of the Fund are redeemed during this period, the proceeds of the redemption will be reduced by the pro-rata share of the unamortized organization costs as of the date of redemption.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                                      For the Period
                                                    Year Ended 6/30/98              8/07/96 to 6/30/97
-----------------------------------------------------------------------------------------------------------
                                                 Shares          Amount          Shares*          Amount
-----------------------------------------------------------------------------------------------------------
Shares sold:
 Class A                                        3,567,835     $ 89,573,723      26,506,586     $534,047,616
 Class B                                        2,261,218       56,728,012         451,781       10,154,679
 Class C                                          697,568       17,510,818         156,621        3,451,741
 Class R                                          325,380        8,184,894         655,095       13,088,833

Shares issued to shareholders
due to reinvestment of distributions:
 Class A                                        2,217,304       50,837,734          51,079        1,069,544
 Class B                                          119,470        2,714,481              38              787
 Class C                                           30,815          699,886              10              201
 Class R                                           55,208        1,269,712             726           15,214
-----------------------------------------------------------------------------------------------------------
                                                9,274,798      227,519,260      27,821,936      561,828,615
-----------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                       (1,640,986)     (41,459,146)       (892,740)     (18,980,846)
 Class B                                         (108,267)      (2,735,040)         (7,836)        (182,828)
 Class C                                          (69,070)      (1,753,632)         (5,688)        (119,188)
 Class R                                         (340,624)      (8,588,961)         (4,874)        (106,225)
-----------------------------------------------------------------------------------------------------------
                                               (2,158,947)     (54,536,779)       (911,138)     (19,389,087)
-----------------------------------------------------------------------------------------------------------
Net increase                                    7,115,851     $172,982,481      26,910,798     $542,439,528
===========================================================================================================

*Shares sold reflect a December 18, 1996, stock split of 1.113830, 1.112700,
 1.112700 and 1.113806 shares, respectively, for each share of Class A, B, C and R.

3. Securities Transactions

Purchases and sales (including maturities) of investment securities, U.S. government obligations and short-term investments for the fiscal year ended June 30, 1998, were as follows:

------------------------------------------------------------------------
Purchases:
 Investment securities                                    $1,024,986,003
 U.S. government obligations                                 704,324,784
 Short-term investments                                    4,976,323,220
Sales:
 Investment securities                                       921,033,949
 U.S. government obligations                                 704,500,000
 Short-term investments                                    4,976,419,482
========================================================================

At June 30, 1998, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes.

Net unrealized appreciation aggregated $113,222,973 of which $127,474,765 related to appreciated securities and $14,251,792 related to depreciated securities.

4. Management Fee and Other Transactions with Affiliates

Under the Fund's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, which is based upon the average daily net asset value of the Fund as follows:

Average Daily Net Asset Value                                     Management Fee
--------------------------------------------------------------------------------
For the first $125 million                                           .8500 of 1%
For the next $125 million                                            .8375 of 1
For the next $250 million                                            .8250 of 1
For the next $500 million                                            .8125 of 1
For the next $1 billion                                              .8000 of 1
For net assets over $2 billion                                       .7750 of 1
================================================================================

The Adviser has agreed to waive fees and reimburse expenses through July 31, 1998, in order to prevent total operating expenses (excluding any 12b-1 distribution or service fees and extraordinary expenses) from exceeding .95% of the average daily net asset value of any class of Fund shares. Effective August 1, 1998, the Adviser has agreed to waive fees and reimburse expenses through July 31, 1999, in order to prevent total operating expenses (excluding any 12b-1 distribution or service fees and extraordinary expenses) from exceeding 1.05% of the average daily net asset value of any class of Fund shares.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Institutional Capital Corporation ("ICAP"), of which The John Nuveen Company holds a minority interest, under which ICAP manages the Fund's investment portfolio. ICAP is compensated for its services from the management fee paid to the Adviser. The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser.

During the fiscal year ended June 30, 1998, John Nuveen & Co. Incorporated (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares of approximately $4,488,700 of which approximately $4,303,400 were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended June 30, 1998, the Distributor compensated authorized dealers directly with approximately $2,460,900 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended June 30, 1998, the Distributor retained approximately $536,000 of such 12b-1 fees. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $521,600 of CDSC on share redemptions during the fiscal year ended June 30, 1998.


5. Composition of Net Assets

At June 30, 1998, the Fund had an unlimited number of $.01 par value per share common stock authorized. Net assets consisted of:

-----------------------------------------------------------------------------------------------
Capital paid-in                                                                    $715,439,066
Balance of undistributed net investment income                                          104,584
Accumulated net realized gain from investment transactions                           72,965,714
Net unrealized appreciation of investments                                          113,222,973
-----------------------------------------------------------------------------------------------
Net assets                                                                         $901,732,337
===============================================================================================


               Financial Highlights

Selected data for a share outstanding throughout each period is as follows:

  Class (Inception Date)
                               Investment Operations                     Less Distributions
                       -----------------------------------------    -----------------------------
                                                     Net
                      Beginning                Realized/                                             Ending
                            Net         Net   Unrealized                  Net                           Net
Year Ended                Asset  Investment   Investment           Investment   Capital               Asset    Total
June 30,                  Value   Income (a)  Gain (Loss)   Total      Income      Gain     Total     Value   Return (b)
------------------------------------------------------------------------------------------------------------------------
Class A (8/96)
1998                     $24.01        $.26        $4.55    $4.81       $(.25)   $(2.07)   $(2.32)   $26.50      21.59%
1997 (c)**                17.96         .30         6.18     6.48        (.20)     (.23)     (.43)    24.01      36.30
Class B (8/96)
1998                      24.00         .10         4.51     4.61        (.07)    (2.07)    (2.14)    26.47      20.70
1997 (c)**                17.97         .21         6.13     6.34        (.08)     (.23)     (.31)    24.00      35.37
Class C (8/96)
1998                      23.98         .10         4.49     4.59        (.07)    (2.07)    (2.14)    26.43      20.63
1997 (c)**                17.97         .21         6.11     6.32        (.08)     (.23)     (.31)    23.98      35.26
Class R (8/96)
1998                      24.02         .32         4.56     4.88        (.31)    (2.07)    (2.38)    26.52      21.91
1997 (c)**                17.96         .30         6.24     6.54        (.25)     (.23)     (.48)    24.02      36.65
========================================================================================================================

14

  Class (Inception Date)

                                        Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------
                                                      Ratio                       Ratio
                                                     of Net                      of Net
                                     Ratio of    Investment       Ratio of   Investment
                                     Expenses        Income       Expenses    Income to
                                   to Average    to Average     to Average      Average
                                   Net Assets    Net Assets     Net Assets   Net Assets
                                       Before        Before          After        After   Portfolio
Year Ended           Ending Net   Reimburse-     Reimburse-     Reimburse-   Reimburse-    Turnover
June 30,           Assets (000)         ment           ment       ment (a)     ment (a)       Rate
----------------------------------------------------------------------------------------------------
Class A (8/96)
1998                  $790,063          1.36%           .88%        1.20%          1.04%         232%
1997 (c)**             616,209          1.28*          1.45*        1.20*          1.53*         110
Class B (8/96)
1998                    71,909          2.11            .22         1.95            .38          232
1997 (c)**              10,664          2.03*           .95*        1.95*          1.03*         110
Class C (8/96)
1998                    21,426          2.11            .23         1.95            .39          232
1997 (c)**               3,630          2.03*           .96*        1.95*          1.04*         110
Class R (8/96)
1998                    18,335          1.11           1.10          .95           1.26          232
1997 (c)**              15,647          1.47*          1.04*         .95*          1.56*         110
====================================================================================================

*   Annualized.

** All per share amounts reflect a December 18, 1996, stock split of 1.113830, 1.112700, 1.112700 and 1.113806 shares, respectively, for each share of Class A, B, C and R.

(a) After waiver of certain management fees or reimbursement of expenses by Nuveen Institutional Advisory Corp.

(b) Total returns are calculated on net asset value without any sales charge and are not annualized.

(c) From commencement of class operations as noted.

Report of Independent Public Accountants




To the Board of Trustees and Shareholders of Nuveen Growth and Income Stock Fund

We have audited the accompanying statement of net assets, including the portfolio of investments, of Nuveen Growth and Income Stock Fund (one of the portfolios constituting the Nuveen Investment Trust (a Massachusetts business trust)), as of June 30, 1998, and the related statement of operations, the statements of changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the Nuveen Growth and Income Stock Fund as of June 30, 1998, the results of its operations, the changes in its net assets and its financial highlights for the periods indicated thereon in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP

Chicago, Illinois
August 17, 1998

Building a Better Portfolio
Can Make You a Successful Investor





Successful investors know that a well-diversified portfolio -- one that balances different types of investments, levels of risk and tax management -- can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial adviser a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals.

Mutual Funds

Nuveen offers a family of equity, balanced and municipal bond funds featuring Premier Advisers/SM/ including Institutional Capital Corporation, Rittenhouse Financial Services, and Nuveen Advisory Corp. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. With Nuveen's Premier Adviser funds, you have all the advantages of a family of funds plus the benefits of specialized investment expertise.

Private Asset Management

Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Defined Portfolios

Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, experienced, professional security selection and surveillance and daily liquidity at that day's net asset value for quick access to your assets.

Exchange-Traded Funds

Nuveen Exchange-Traded Funds offer investors actively managed portfolios of investment-grade quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred/R/

Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

Nuveen Family
of Mutual Funds
Nuveen offers a variety
of funds designed to
help you reach your
financial goals.

Growth
Nuveen Rittenhouse
Growth Fund

Growth and
Income
European Value Fund

Growth and
Income Stock Fund

Balanced Stock
and Bond Fund

Balanced Municipal
and Stock Fund

Tax-Free Income

National Funds
Long-Term
Insured
Intermediate-Term
Limited-Term

State Funds
Alabama
Arizona
California
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Pennsylvania
South Carolina
Tennessee
Virginia
Wisconsin

Serving Investors for Generations

[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]
John Nuveen, Sr.

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time -- with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and tax-free income funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.

      1898
  NUVEEN  1998
OUR SECOND CENTURY
  helping investors sustain the wealth of a lifetime.

John Nuveen & Co, Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com                                                       EAN-GI-6-98

NUVEEN

MUTUAL FUNDS

June 30, 1998

Annual Report

For investors seeking
attractive after-tax returns
through tax-free income and
long-term growth of capital.

[PHOTO APPEARS HERE]

Balanced
Municipal
and
Stock Fund

Highlights

As of June 30, 1998
For Class A shares

Attractive Fund Returns/1/

[BAR CHART APPEARS HERE]

                   One Year    Since Inception--8/96
                   --------    ---------------------
Class A (NAV)       14.71%             17.36%
Class A (Offer)      8.69%             14.06%

With its focus on tax-free income and long-term growth, the fund provided attractive total returns for the one-year period and since its inception.


Portfolio Application

[PIE CHART APPEARS HERE]

Municipal Bonds    56%
Stocks             41%
Cash                3%

True to its investment objectives, the fund invested in municipal bonds to provide tax-free income and stocks for long-term growth.


Steady Dividends Despite Declining Interest Rates

Dividend History

[BAR CHART APPEARS HERE]

 .0455     July 1997
 .0455     August 1997
 .0455     September 1997
 .0455     October 1997
 .0455     November 1997
 .0455     December 1997
 .0455     January 1998
 .0455     February 1998
 .0455     March 1998
 .0455     April 1998
 .0455     May 1998
 .0455     June 1998

Bond Buyer 40

[LINE CHART APPEARS HERE]



5.69      July 1997
5.40      August 1997
5.55      September 1997
5.47      October 1997
5.40      November 1997
5.36      December 1997
5.26      January 1998
5.19      February 1998
5.24      March 1998
5.27      April 1998
5.39      May 1998
5.22      June 1998

Despite the declining interest rate environment, the fund provided a steady monthly dividend to shareholders.


/1/ Please see the Performance Overview on page five for more information.

    Contents
 1  Dear Shareholder

 3  Report from Your Fund Managers

 5  Performance Overview

 6  Portfolio of Investments

12  Statement of Net Assets

13  Statement of Operations

13  Statement of Changes in Net Assets

14  Notes to Financial Statements

18  Financial Highlights

20  Report of Independent
    Public Accountants

21  Building Better Portfolios

Dear Shareholder

[PHOTO OF Timothy R. Schwertfeger appears here]

Timothy R. Schwertfeger
Chairman of the Board

Wealth takes a lifetime to build. Once achieved, it should be preserved.

I am pleased to report that over the past year the Nuveen Balanced Municipal and Stock Fund continued to provide current tax-free income and long-term growth potential to offset inflation as the fund was designed to do.

In addition, as you can see from the information on the facing page, the fund remains well-positioned to continue providing attractive tax-free income even in today's lower interest rate environment.

Current Results Backed by a Proven Record

The solid performance achieved by the Balanced Municipal and Stock Fund managers inevitably leads to the question: "Can they keep it up?" Since no one can predict the future with certainty, it's important to have confidence in your fund managers' experience, investment approach and the results they've demonstrated through a variety of market conditions over the years.

The Nuveen Balanced Municipal and Stock Fund is managed by a team of Premier Advisers(SM), each an expert in their particular investment category. As Nuveen's Premier Adviser for value investing, Institutional Capital Corporation is a highly successful institutional money manager with more than 28 years of experience. Over that time, they've specialized in finding undervalued midsize and large company stocks that are poised for significant growth.

Institutional Capital's expertise is matched by the other Premier Adviser managing the Municipal and Stock Fund, Nuveen Institutional Advisory Corp. One of the largest and most experienced municipal bond asset managers in the country, Nuveen draws upon the systems, market knowledge and investing skills the firm has developed through its 100 years of day-to-day participation in this complex market.

The result of this combination is a disciplined, research-oriented approach that has paid off for investors, and remains the key investment strategy of the Nuveen Balanced Municipal and Stock Fund. On the equity side, the managers start by looking for well-established but undervalued stocks. The portfolio managers then look for a catalyst, such as a management change, a new product, or improved industry outlook, that may help trigger a rise in the stock's price. Generally, the fund only purchases stocks that the managers believe have the potential to generate 15-25% returns over an 18-month period.

For the municipal bond portion of the portfolio, Nuveen Institutional Advisory looks for intermediate-term, investment-quality bonds whose prices, features or prospects make them appear undervalued relative to their peers. By maintaining a relatively constant mix of municipal bonds providing steady,

"Today, more than ever, you can count on Nuveen for investments designed to produce a well-balanced portfolio that meets your individual goals."

dependable tax-free income and common stocks offering growth potential, the fund can help investors meet both of these important needs.

Nuveen's Premier Advisers

Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within their specific areas of expertise. In addition to Institutional Capital and Nuveen Institutional Advisory, Nuveen's Premier Advisers include Rittenhouse Financial Services, our Premier Adviser for growth investing. Each of these managers uses a time-tested, research-driven investment strategy to build portfolios of quality securities.

Diversification Can Help You Build a Better Portfolio

In light of current market conditions, we believe that investors will find diversification to be an increasingly important strategy in the months ahead. An appropriately diversified portfolio -- one that balances different types of investments, levels of risk and tax management strategies -- can help cushion your portfolio against volatility and enhance your overall return potential.

Many of you have invested in the Nuveen Balanced Municipal and Stock Fund because of its value investing orientation and the excellent track record of its Premier Advisers. We are pleased to announce that this same disciplined approach is now available in another Nuveen fund -- the Nuveen European Value Fund.

With portfolio management by Institutional Capital and a focus on a portfolio of quality, undervalued European companies, this fund can provide an excellent complement to the Balanced Municipal and Stock Fund by offering international diversification to reduce risk and increased return potential. I encourage you to talk with your financial adviser about how this new fund, along with the Nuveen Rittenhouse Growth Fund and our wide array of tax-free bond funds, can help round out your portfolio and meet your own particular investment needs.

If you would like additional information on the Nuveen European Value Fund, or any of our other funds, contact your financial adviser for an Investor Guide, including a prospectus containing all charges and expenses. You also may request a prospectus from Nuveen by calling toll-free (800) 257-8787. Please read this information carefully and discuss it with your financial adviser before you invest.

When seeking quality investments that withstand the test of time, we hope you will continue to think of Nuveen. Today, more than ever, you can count on Nuveen for investments designed to produce a well-balanced portfolio that meets your individual goals. We thank you for your continued confidence in us, and look forward to reporting to you again soon.

Sincerely,


/s/ Timothy R. Schwertfeger
---------------------------
Timothy R. Schwertfeger
Chairman of the Board

August 14, 1998

Nuveen Balanced Municipal and Stock Fund

Report from Your Fund Managers

The Nuveen Institutional Advisory and Institutional Capital investment management teams talk about the financial markets and factors that affected fund performance.

"The continued market strength put a premium on the quality research needed to find undervalued securities."

Over the past year, the economy and the financial markets again defied the experts' consensus.

The conventional wisdom was that the Asian crisis and U.S. company profit warnings that started last fall would result in a slow first half of 1998, with a rebound in confidence and securities prices in the second half of this year. Our own concern was whether the Federal Reserve would have to raise short-term interest rates as the moderating influence of Asia diminished and the U.S. economy picked up steam.

The facts have painted a different picture. Stimulated by lower interest rates, strong employment and a significant drop in energy prices, U.S. consumption has remained quite strong -- especially for this late in the economic cycle. Outside the U.S., European companies also began showing strong results. While Asia did slump, its overall impact on the U.S. economy was less severe than feared.

With a low inflationary environment, a strong economy and a large supply of newly issued municipal bonds, there were plenty of opportunities to find attractive investments for the fixed-income portion of the fund throughout the year. While the fund is constantly seeking investment-grade credits in the A to BBB range because of their traditionally higher yields, the recent abundance of insured bonds with competitive yields allowed us to invest in a number of AAA-rated bonds. With interest rates falling throughout the year, purchases were concentrated in bonds with maturities of 12-15 years to maximize yield and reap the benefits of the market rally, which added to the fund's total return.

On the equity side, the continued market strength put a premium on the quality research needed to find undervalued securities. Staying with our time-tested, value-oriented strategy, we are pleased that the Class A share total return on net asset value of the Nuveen Balanced Municipal and Stock Fund was a healthy 14.71% for the year ended June 30, 1998.

Asia Looms Large

Given the lethargy in Japan and reduced growth in China, there will be no quick or easy resolution of Asia's woes anytime soon. Perhaps the only good news is that the deflationary drag from the region should prevent the Fed from raising interest rates and keep the dollar strong for some time.

The central problem in Asia is that massive amounts of capital are now invested in assets that are providing poor returns. This means that non-Asian competitors are now faced with weak pricing conditions as Asian companies seek cash flow to stay solvent. Even if Asian trade with the U.S. improves, a strengthening dollar would make it difficult for Asian companies to significantly increase their revenues in the near-term.

While we believe these problems can be solved, it will take time.

"We will continue to invest in companies undergoing corporate restructurings, both in the U.S. and Europe."


Outlook for the Second Half of 1998

Our view for the remainder of the year is that:

 .    The U.S. economy will slow as a result of high inventories, weaker exports and a downturn in capital goods manufacturing.

 .    Municipal new issue supply will remain high as issuers take advantage of the opportunity to borrow at low rates.

 .    Corporate profits overall will be up modestly, and less than expected.

 .    The Fed will probably not raise interest rates as a result of the financial situation in Asia, and the fragile state of other dollar-linked economies such as Russia.

 .    The domestic merger and acquisition boom will continue, but the impact on overall market prices will diminish.

 .    U.S. stock market averages will gain modestly through the remainder of the year; European markets will see even larger returns.

Our Strategy

In this environment, we will continue to focus upon the municipal new issue market, especially smaller issues that can provide attractive yields. With municipal bond yields at levels that are more than 90% of comparable U. S. Treasury bonds, the municipal market remains extremely attractive compared to taxable fixed-income markets.

On the equity side, we will continue to invest in companies undergoing corporate restructurings, both in the U.S. and Europe. This means looking for stocks of companies that may have performed poorly in the recent past, but that have attractive, underutilized assets or a newly focused management team. Some portfolio holdings that highlight this strategy include Citicorp, News Corp. and Raytheon, just to name a few.

We believe there may be more good news coming from these companies and others like them in the fund's portfolio. We are committed to uncovering additional opportunities in the months ahead.

Nuveen Balanced Municipal and Stock Fund
Performance Overview

As of June 30, 1998


Top Five Stock Holdings/1/

News Corp. Ltd. Sponsored ADR                                           2.08%
--------------------------------------------------------------------------------
NationsBank Corporation                                                 1.62%
--------------------------------------------------------------------------------
Hoechst AG Sponsored ADR                                                1.62%
--------------------------------------------------------------------------------
American Home Products Corp.                                            1.60%
--------------------------------------------------------------------------------
Philips Electronics N.V.                                                1.54%
--------------------------------------------------------------------------------


Stock Diversification

[PIE CHART APPEARS HERE]

Capital Spending                                                           8%
Transportation                                                             8%
Consumer Staples                                                          10%
Capital Equipment/Technology                                              10%
Energy                                                                     6%
Basic Industries                                                          10%
Retail                                                                     4%
Consumer Services                                                         12%
Consumer Durables                                                          3%
Health Care                                                               13%
Utilities                                                                  2%
Financial                                                                 14%


Monthly Tax-Free Dividends (Class A Shares)

[BAR CHART APPEARS HERE]



 .0455   July 1997
 .0455   August 1997
 .0455   September 1997
 .0455   October 1997
 .0455   November 1997
 .0455   December 1997
 .0455   January 1998
 .0455   February 1998
 .0455   March 1998
 .0455   April 1998
 .0455   May 1998
 .0455   June 1998



Fund Highlights


Share Price                                     A        B        C           R
--------------------------------------------------------------------------------
Inception Date                                8/96     8/96     8/96        8/96
--------------------------------------------------------------------------------
Net Asset Value                             $25.46   $25.53   $25.51    $  25.39
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total Net Assets ($000)                                                 $165,650
--------------------------------------------------------------------------------
Fixed Income Average Duration                                          6.7 Years
--------------------------------------------------------------------------------
Average Market Capitalization of Stocks                                    30.67
--------------------------------------------------------------------------------
Average P/E of Stocks (trailing 12 months)                                  17.6
--------------------------------------------------------------------------------
Number of Stocks                                                              45
--------------------------------------------------------------------------------


Annualized Total Return/2/
                             A (On NAV)   A (On Offer)        B        C       R
Year-to-Date                      8.10%          2.42%    7.73%    7.69%   8.21%
--------------------------------------------------------------------------------
One-Year                         14.71%          8.69%   13.91%   13.87%  14.94%
--------------------------------------------------------------------------------
Since Inception/2/               17.36%         14.06%   16.53%   16.49%  17.65%
--------------------------------------------------------------------------------


Yield

Tax-Exempt Distribution Rate      2.14%          2.03%    1.41%    1.41%   2.39%
--------------------------------------------------------------------------------
SEC 30-Day Yield                  1.58%          1.50%    0.84%    0.84%   1.83%
--------------------------------------------------------------------------------

Index Comparison /3/

[LINE CHART APPEARS HERE]


                 Balanced Index            Lehman Brothers                 Nuveen Balanced                  Nuveen Balanced
      S&P 500  (40% S&P/60% LB 10)   10-Year Municipal Bond Index    Municipal & Stock Fund (NAV)    Municipal & Stock Fund (Offer)
8/96  10,000         10,000                     10,000                          10,000                            9,475
6/97  13,210         11,606                     10,613                          11,584                           10,976
6/98  17,968         13,908                     11,640                          13,603                           12,889


 .    S&P 500                                                    $17,968
 .    Balanced Index (40% S&P/60% LB10)                          $13,908
 .    Lehman Brothers 10-Year Municipal Bond Index               $11,604
 .    Nuveen Balanced Municipal & Stock Fund (NAV)               $13,603
 .    Nuveen Balanced Municipal & Stock Fund (Offer)             $12,889

Past performance is not predictive of future results.

1 The companies listed above represent their respective percentages as of 6/30/98. Over time, the fund's holdings and their percentages will vary.

2 Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 5.25% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following six years, which is not reflected in the return figures. Class B shares convert to Class A shares after eight years. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the return figures.

Portfolio of Investments

Nuveen Balanced Municipal and Stock Fund

June 30, 1998

                                                                          Market
Shares      Description                                                    Value
--------------------------------------------------------------------------------
            COMMON STOCKS - 39.3%

            Basic Industries - 3.9%

    14,950  Akzo Nobel N.V. Sponsored ADR                            $ 1,657,581
    24,250  E.I. du Pont de Nemours and Company Ltd.                   1,809,656
    28,899  IMC Global Inc.                                              870,582
    24,650  Reynolds Metals Company                                    1,378,859
    29,550  UPM-Kymmene Oyj Corporation Sponsored ADR                    813,278
--------------------------------------------------------------------------------
            Capital Equipment/Technology - 4.0%

    38,200  First Data Corporation                                     1,272,538
    17,650  International Business Machines Corporation                2,026,441
    21,750  NCR Corporation #                                            706,875
    29,950  Royal Philips Electronics N.V.                             2,545,750
--------------------------------------------------------------------------------
            Capital Spending - 3.2%

    18,500  B.F. Goodrich Company                                        918,063
    23,950  Case Corporation                                           1,155,587
    12,100  Northrop Grumman Corporation                               1,247,813
    34,837  Raytheon Company - Class A                                 2,007,482
--------------------------------------------------------------------------------
            Consumer Durables - 1.3%

    31,000  General Motors Corporation                                 2,071,188
--------------------------------------------------------------------------------
            Consumer Services - 3.0%

    43,350  The Dun & Bradstreet Corporation                           1,566,019
    67,050  Host Marriot Corp. #                                       1,194,328
     5,000  Starwood Hotels & Resorts                                    241,563
    41,400  U.S.A. Waste Services Inc. #                               2,044,125
--------------------------------------------------------------------------------
            Consumer Staples - 3.9%

    32,800  Fort James Corporation                                     1,459,600
    29,075  Hasbro, Inc.                                               1,143,011
    55,100  Philip Morris Companies Inc.                               2,169,563
    41,700  Seagram Company Ltd.                                       1,707,094
--------------------------------------------------------------------------------
            Energy - 2.6%

    26,390  Elf Aquitaine SA Sponsored ADR                             1,873,690
    19,450  Schlumberger Limited                                       1,328,678
    31,200  Unocal Corporation                                         1,115,400
--------------------------------------------------------------------------------
            Financials - 6.0%

    13,600  Bankers Trust Corporation                                  1,578,450
    23,500  CIGNA Corporation                                          1,621,500
    16,400  Citicorp                                                   2,447,700

                                                                          Market
Shares      Description                                                    Value
--------------------------------------------------------------------------------
            Financials (continued)

    32,150  Household International, Inc.                            $ 1,599,463
    34,950  NationsBank Corporation                                    2,673,675
--------------------------------------------------------------------------------
            Health Care - 5.6%

    51,100  American Home Products Corporation                         2,644,425
    27,800  Baxter International Inc.                                  1,495,988
    53,900  Hoechst AG Sponsored ADR                                   2,674,788
    23,800  Humana Inc. #                                                742,263
    11,900  St. Jude Medical, Inc. #                                     438,069
    40,000  Tenet Healthcare Corporation #                             1,250,000
--------------------------------------------------------------------------------
            Retail - 1.5%

     7,600  Circuit City Stores                                          356,250
    14,000  Consolidated Stores Corporation #                            507,500
    30,600  Federated Department Stores, Inc. #                        1,646,663
--------------------------------------------------------------------------------
            Transportation - 3.4%

    16,600  AMR Corporation #                                          1,381,950
    22,150  Burlington Northern Santa Fe Corporation                   2,174,853
    71,800  Canadian Pacific Limited                                   2,037,325
--------------------------------------------------------------------------------
            Utilities - 0.9%

    11,650  AT&T Corp.                                                   665,506
    17,500  Bell Atlantic Corporation                                    798,438
--------------------------------------------------------------------------------
            Total Common Stocks - (cost $58,453,172)                  65,059,570
--------------------------------------------------------------------------------
            PREFERRED STOCKS - 2.1%

   121,700  News Corporation Limited Sponsored ADR                     3,438,025
--------------------------------------------------------------------------------
            Total Preferred Stocks - (cost $2,305,577)                 3,438,025
--------------------------------------------------------------------------------

 Principal                                 Optional Call                  Market
    Amount  Description                      Provisions*  Ratings**        Value
--------------------------------------------------------------------------------
            MUNICIPAL BONDS - 55.5%

            Alabama - 0.3%

$  455,000  Alabama Water Pollution
            Control Authority,
            Revolving Fund Loan Bond,
            Series 1994, 6.625%, 8/15/08     8/05 at 100        Aaa  $   510,847
--------------------------------------------------------------------------------
            California - 3.7%

 2,500,000  Escondido Multifamily Housing
             Authority, Revenue Refunding
             Bonds (Morning View Terrace
             Apartments), FNMA, Series
             1997B, 5.400%, 1/01/27
             (Mandatory put 7/01/07)     7/05 at 101 1/2        AAA    2,619,725
 1,525,000  Northern California Power
             Agency, Public Power Revenue
             Refunding Bonds, Geothermal
             Project No. 3, Series A,
             5.650%, 7/01/07                No Opt. Call         A-    1,621,151
   250,000  County of Orange, California,
             Refunding Recovery Bonds,
             1995 Series A, 6.000%,
             6/01/10                        No Opt. Call        Aaa      281,950
 1,495,000  Palmdale Civic Authority,
             1997 Revenue Bonds, Series A
             (Civic Center Refinancing),
             5.375%, 7/01/12                 7/07 at 102        Aaa    1,563,262
--------------------------------------------------------------------------------
            Colorado - 1.3%

 2,000,000  City and County of Denver,
             Colorado, Airport System
             Revenue Bonds, Series 1996B,
             5.625%, 11/15/08
             (Alternative Minimum Tax)      11/06 at 102        Aaa    2,159,800
--------------------------------------------------------------------------------
            Connecticut - 1.3%

 1,075,000  Connecticut Housing Finance
             Authority, Housing Mortgage
             Revenue Bonds, Series 1996B,
             Subordinated Lien, 5.750%,
             11/15/08 (Alternative
             Minimum Tax)                    5/06 at 102         AA    1,133,308


                          Portfolio of Investments (continued)
                          Nuveen Balanced Municipal and Stock Fund
                          June 30, 1998

 Principal                                                    Optional Call                          Market
    Amount  Description                                         Provisions*     Ratings**             Value
-----------------------------------------------------------------------------------------------------------
            Connecticut (continued)

$1,000,000  State of Connecticut Health and Educational        No Opt. Call           BBB        $1,026,100
              Facilities Authority, Hospital for Special Care
              Issue, Series B, 5.125%, 7/01/07
-----------------------------------------------------------------------------------------------------------
            District of Columbia - 2.7%

   500,000  District of Columbia General Obligation Refunding  No Opt. Call           Aaa           577,185
              Bonds, Series A-1, 6.500%, 6/01/10

 3,500,000  District of Columbia General Obligation Bonds,     No Opt. Call           Aaa         3,888,220
              Series 1998B, 6.000%, 6/01/11
-----------------------------------------------------------------------------------------------------------
            Georgia - 1.8%

 2,000,000  Fulton County Development Authority, Special        5/08 at 101          BBB-         1,999,040
              Facilities Revenue, Series 1999, Delta Airlines,
              Inc. Project,  5.300%, 5/01/13 (Alternative
              Minimum Tax)

   895,000  Georgia Housing and Finance Authority, Single       6/06 at 102           AA+           929,225
              Family Mortgage Bonds, 1996 Series A, 5.875%,
              12/01/19 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------
            Idaho - 1.9%

 1,500,000  Idaho Housing and Finance Association, Single       1/07 at 102            A1         1,586,430
              Family Mortgage Bonds, 1997 Series D,
              5.950%, 7/01/09 (Alternative Minimum Tax)

 1,535,000  Idaho Housing and Finance Association, Single   7/07 at 101 1/2            A1         1,593,484
              Family Mortgage Bonds, 1997 Series F, 5.700%,
              7/01/10 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------
            Illinois - 5.0%

 2,160,000  Illinois Health Facilities Authority, Series        7/04 at 102        N/R***         2,523,053
              1985 (St. Elizabeth's Hospital of Chicago,
              Inc.), 7.250%, 7/01/15 (Pre-refunded to
              7/01/04)

 1,500,000  Illinois Health Facilities Authority, Series       11/03 at 102            A1         1,605,690
              1993 (OSF Healthcare System),
              6.000%, 11/15/10

   250,000  Illinois Health Facilities Authority, FHA Insured   2/06 at 102           Aaa           265,428
              Mortgage Revenue Bonds, Series 1996 (Sinai
              Health System), 5.500%, 2/15/09

 1,200,000  Illinois Health Facilities Authority, Series       10/07 at 102           Aaa         1,285,080
              1997A (Highland Park Hospital Project),
              5.700%, 10/01/10

            Community High School District Number
            219, Cook County, Illinois (Niles Township),
            General Obligation Limited Tax School Bonds,
            Series 1998:
 1,130,000    0.000%, 12/01/09                                 No Opt. Call           Aaa           660,349
 2,360,000    0.000%, 12/01/10                                 No Opt. Call           Aaa         1,306,236

   700,000  Kankakee School District No. 111, Kankakee          1/06 at 100           Aaa           725,879
              County, Illinois, General Obligation School
              Bonds, Series 1996, 5.500%, 1/01/12
-----------------------------------------------------------------------------------------------------------
            Kentucky - 1.5%

 2,500,000  County of Boone, Kentucky, Mortgage Revenue Bonds, 12/98 at 100           N/R         2,501,025
              Series 1998A (Normandy Green Apartments
              Project), 5.200%, 6/20/38 (Alternative Minimum
              Tax) (Mandatory put 12/20/99) (WI)
-----------------------------------------------------------------------------------------------------------
            Louisiana - 1.6%

            Sales Tax School Bonds, Refunding Series 1998,
            Jefferson Parish School Board, State of
            Louisiana:
 1,045,000    0.000%, 3/01/08                                  No Opt. Call           AAA           667,483
 2,175,000    0.000%, 9/01/08                                  No Opt. Call           AAA         1,357,418
 1,000,000    0.000%, 3/01/10                                  No Opt. Call           AAA           573,620
-----------------------------------------------------------------------------------------------------------
            Maine - 0.2%

   255,000  Town of Winslow, Maine, General Obligation Tax      3/07 at 102           Aaa           278,236
              Increment Financing Bonds (Crowe Rope Industries
              Project), 1997 Series A, 6.000%, 3/01/11
              (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------
            Massachusetts - 1.4%

 2,000,000  Massachusetts Turnpike Authority, Western           1/99 at 100           Aaa         2,039,940
              Turnpike Revenue Bonds, Series 1997A, 5.550%,
              1/01/17

   250,000  Massachusetts Health and Educational Facilities     7/06 at 102         A-***           274,985
              Authority, Melrose-Wakefield Healthcare Corp.
              Issue, Series C, 5.700%, 7/01/08 (Pre-refunded
              to 7/01/06)

   Principal                                                                         Optional Call                    Market
      Amount    Description                                                            Provisions*    Ratings**        Value
----------------------------------------------------------------------------------------------------------------------------
                Michigan - 2.5%

                Essexville-Hampton Public Schools, County of Bay, State of
                Michigan, 1997 School Building and Site Bonds (General
                Obligation-Unlimited Tax):
$  1,000,000      5.400%, 5/01/11                                                      5/07 at 100          Aaa   $1,045,580
   1,010,000      5.500%, 5/01/12                                                      5/07 at 100          Aaa    1,058,500

   2,180,000    Taylor Tax Increment Finance Authority, Tax Increment Refunding        5/08 at 100          Aaa    2,102,545
                  Bonds, Series 1998, 4.500%, 5/01/11
----------------------------------------------------------------------------------------------------------------------------
                Mississippi - 1.1%

                Jones County, Mississippi, Hospital Revenue Refunding Bonds
                (South Central Regional Medical Center Project), Series 1997:
   1,285,000      5.350%, 12/01/10                                                    12/07 at 100         BBB+    1,307,680
     500,000      5.400%, 12/01/11                                                    12/07 at 100         BBB+      508,355
----------------------------------------------------------------------------------------------------------------------------
                Nebraska - 3.6%

   6,000,000    Energy America Gas Supply Revenue Bonds, Series 1998A,                No Opt. Call          N/R    5,981,760
                  Metropolitan Utilities District Project, 5.700%, 7/01/08
----------------------------------------------------------------------------------------------------------------------------
                Nevada - 1.6%

   2,250,000    Nevada Housing Division, Single Family Mortgage Bonds, 1997            4/07 at 102          Aa3    2,338,335
                  Series A-1 Mezzanine Bonds, 6000%, 4/01/15 (Alternative Minimum
                  Tax)

     250,000    Airport Authority of Washoe County, Reno, Nevada, Airport Revenue      7/03 at 102          Aaa      269,950
                  Refunding Bonds, Series 1993B, 5.875%, 7/01/11
----------------------------------------------------------------------------------------------------------------------------
                New Hampshire - 2.3%

     500,000    New Hampshire Higher Educational and Health Facilities Authority,      1/07 at 102         BBB-      535,265
                  Series 1997 (New Hampshire College), 6.200%, 1/01/12

   3,000,000    State of New Hampshire, Turnpike System Revenue Bonds, 1992            4/02 at 102          Aaa    3,221,580
                  Series, 6.000%, 4/01/13
----------------------------------------------------------------------------------------------------------------------------
                New York - 9.6%

                Dormitory Authority of the State of New York, Revenue Bonds,
                City University Issue, Series U:
     160,000      6.375%, 7/01/08 (Pre-refunded to 7/01/02)                            7/02 at 102         Baa1***   175,939
     115,000      6.375%, 7/01/08                                                      7/02 at 102         Baa1      124,787

   1,430,000    Empire State Development Corporation, New York State Urban            No Opt. Call         Baa1    1,609,565
                  Development Corporation (Youth Facilities), 6.500%, 4/01/07

   2,000,000    New York State Thruway Authority, Local Highway and Bridge             4/06 at 102         Baa1    2,131,340
                  Service Contract Bonds, Series 1996, 5.625%, 4/01/07

   1,700,000    New York State Urban Development Corporation (Cornell Center for       1/03 at 102         Baa1    1,819,187
                  Theory and Simulation in Science and Engineering Grant),
                  Series 1993, 5.900%, 1/01/07

     285,000    New York State Urban Development Corporation, State Facilities        No Opt. Call         Baa1      314,178
                  Revenue Bonds, 1995 Refunding Series, 6.250%, 4/01/06

   2,000,000    Certificates of Participation, The State of New York, The City        No Opt. Call         Baa1    2,180,840
                  University of New York (John Jay College of Criminal Justice
                  Project Refunding), 6.000%, 8/15/06

                Dutchess County Water and Wastewater Authority, Service Agreement
                Revenue Bonds, 1998 Series 1:
     420,000      4.850%, 6/01/09 (DD)                                                 6/08 at 101            A      419,702
     925,000      4.950%, 6/01/10 (DD)                                                 6/08 at 101            A      925,296
     860,000      5.050%, 6/01/11 (DD)                                                 6/08 at 101            A      862,107

     500,000    Metropolitan Transportation Authority, Transit Facilities Service     No Opt. Call         Baa1      538,180
                  Contract Bonds, Series O, 5.750%, 7/01/07

     250,000    The City of New York, General Obligation Bonds, Fiscal 1997,      11/06 at 101 1/2           A3      269,270
                  Series D, Tax Exempt Bonds, 5.875%, 11/01/11

     500,000    The City of New York, General Obligation Bonds, Fiscal 1997,           4/07 at 101           A3      546,065
                  Series I, 6.000%, 4/15/09

   4,000,000    The City of New York, General Obligation Bonds, Fiscal 1998,           8/07 at 101           A3    4,207,400
                  Series D, 5.500%, 8/01/10
----------------------------------------------------------------------------------------------------------------------------
                North Carolina - 1.7%

   2,045,000    North Carolina Municipal Power Agency, Number 1, Catawba Electric     No Opt. Call          Aaa    2,815,495
                  Revenue Bonds, Series 1980, 10.500%, 1/01/10


                             Portfolio of Investments (continued)
                             Nuveen Balanced Municipal and Stock Fund
                             June 30, 1998
     Principal                                                                        Optional Call                      Market
        Amount    Description                                                           Provisions*    Ratings**          Value
-------------------------------------------------------------------------------------------------------------------------------
                  Ohio - 2.5%
   $ 2,235,000    Ohio Building Authority,State Facilities, Series 1982-A (Toledo       4/03 at 100          Aaa    $ 2,668,411
                    Government Office Building), 10.125%, 10/01/06 (Pre-refunded to
                    4/01/03)
     1,500,000    Lorain County Health Care Facilities, Revenue Refunding Bonds,        2/08 at 101          BBB      1,514,400
                    Kendal at Oberlin, Series 1998A, 5.375%, 2/01/12
-------------------------------------------------------------------------------------------------------------------------------
                  Oklahoma - 0.7%
     1,000,000    Oklahoma Industries Authority, Health System Revenue Refunding       No Opt. Call          Aaa      1,105,270
                    Bonds (Obligated Group consisting of INTEGRIS Baptist Medical
                    Center, Inc., INTEGRIS South Oklahoma City Hospital Corporation
                    and INTEGRIS Rural Health, Inc.), Series 1995D, 6.000%, 8/15/07
-------------------------------------------------------------------------------------------------------------------------------
                  Pennsylvania - 0.9%
     1,435,000    Pennsylvania Housing Finance Agency, Single Family Mortgage           4/06 at 102          AA+      1,485,268
                    Revenue Bonds, Series 1996-50A, 5.350%, 10/01/08
-------------------------------------------------------------------------------------------------------------------------------
                  Rhode Island - 1.2%
     1,760,000    City of Providence, Rhode Island, General Obligation Bonds, 1997      7/07 at 101          Aaa      1,940,541
                    Series A, 6.000%, 7/15/09
-------------------------------------------------------------------------------------------------------------------------------
                  Tennessee - 1.7%
     2,700,000    Cookeville Industrial Development Board, Revenue Refunding           10/03 at 102            A      2,839,293
                    Bonds, Series 1993 (Cookeville General Hospital Project),
                    5.750%, 10/01/10
-------------------------------------------------------------------------------------------------------------------------------
                  Texas - 1.1%
       225,000    Texas Department of Housing and Community Affairs, Single Family      9/06 at 102          Aaa        237,296
                    Mortgage Revenue Bonds, 1996 Series E, 5.750%, 3/01/10
       195,000    City of Austin, Texas, Water, Sewer and Electric Refunding           No Opt. Call           A2        227,362
                    Revenue Bonds, Series 1982, 14.000%, 11/15/01
       250,000    City of San Antonio, Texas, Airport System Improvement Revenue        7/06 at 101          Aaa        268,083
                    Bonds, Series 1996, 5.700%, 7/01/09 (Alternative Minimum Tax)
     1,000,000    Tyler Health Facilities Development Corporation, Hospital             7/02 at 100         Baa2      1,013,410
                    Revenue Bonds (Mother Frances Hospital Regional Health Care
                    Center Project), Series 1997 A, 5.500%, 7/01/09
-------------------------------------------------------------------------------------------------------------------------------
                  Utah - 0.4%
       200,000    Board of Regents of the State of Utah, Student Loan Revenue          11/05 at 102          Aaa        217,762
                    Bonds, 1995 Series N, 6.000%, 5/01/08 (Alternative Minimum Tax)
       500,000    Tooele County, Hazardous Waste Disposal Revenue Bonds (Laidlaw        8/05 at 102         BBB+        552,150
                    Inc/USPCI Clive PJ), Series 1995, 6.750%, 8/01/10 (Alternative
                    Minimum Tax)
-------------------------------------------------------------------------------------------------------------------------------
                  Washington - 1.9%
       170,000    Washington Public Power Supply System, Nuclear Project No. 2,        No Opt. Call          Aa1        195,147
                    Revenue Bonds, Series 1981A, 14.375%, 7/01/01
       800,000    Washington Public Power Supply System, Project No. 3, Refunding       7/06 at 102          Aaa        862,663
                    Revenue Bonds, Series 1996-A, 5.700%, 7/01/09
       800,000    Washington State Housing Finance Commission, Single-Family            1/04 at 102          AAA        838,710
                    Mortgage Revenue Bonds (Mortgage Backed Securities Program),
                    Series 1995A, 6.650%, 7/01/16 (Alternative Minimum Tax)
     1,060,000    Tahoma School District No. 409, King County, Washington,             No Opt. Call          Aaa      1,199,197
                    Unlimited Tax General Obligation Improvement and Refunding
                    Bonds,1997, 6.000%, 12/01/09
-------------------------------------------------------------------------------------------------------------------------------
    89,750,000    Total Municipal Investments - (cost $88,789,068)                                                   92,028,013
==============-----------------------------------------------------------------------------------------------------------------


   Principal                                                                              Optional Call                       Market
      Amount       Description                                                              Provisions*    Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                  TEMPORARY INVESTMENTS IN SHORT-TERM MUNICIPAL SECURITIES - 2.8%
  $4,700,000      Guadalupe-Blanco River Authority (Texas), Pollution Control                                 VMIG-1    $  4,700,000
                    Revenue Refunding Bonds (Central Power and Light Company Project),
                    Series 1995, Variable Rate Demand Bonds, 3.800%, 11/01/15+
============------------------------------------------------------------------------------------------------------------------------
                  Total Temporary Investments in Short-Term Municipal Securities
                    (Cost $4,700,000)                                                                                      4,700,000
                  ------------------------------------------------------------------------------------------------------------------
                  Total Investments - (cost $154,247,817) - 99.7%                                                        165,225,608
                  ------------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - 0.3%                                                                       424,647
                  ------------------------------------------------------------------------------------------------------------------
                  Net Assets - 100%                                                                                     $165,650,255
                  ==================================================================================================================

                 * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                 ** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

                *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                N/R Investment is not rated.

                #   Non-income producing.

               (DD) Security purchased on a delayed delivery basis (note 1).

               (WI) Security purchased on a when-issued basis (note 1).

               + The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                See accompanying notes to financial statements.

Statement of Net Assets
June 30, 1998

--------------------------------------------------------------------------------
Assets
Investment securities, at market value (cost $154,247,817) (note 1) $165,225,608
Cash                                                                   1,450,112
Receivables:
 Dividends                                                               134,738
 Interest                                                              1,483,398
 Investments sold                                                      1,004,928
 Shares sold                                                           1,654,847
Deferred organization costs (note 1)                                     117,906
Other assets                                                               3,903
--------------------------------------------------------------------------------
  Total assets                                                       171,075,440
--------------------------------------------------------------------------------
Liabilities
Payables:
 Investments purchased                                                 4,850,090
 Shares redeemed                                                         215,637
Accrued expenses:
 Management fees (note 5)                                                 66,150
 12b-1 distribution and service fees (notes 1 and 5)                      59,676
 Other                                                                    84,904
Dividends payable                                                        148,728
--------------------------------------------------------------------------------
  Total liabilities                                                    5,425,185
--------------------------------------------------------------------------------
Net assets (note 6)                                                 $165,650,255
================================================================================
Class A Shares (note 1)
Net assets                                                          $117,005,382
Shares outstanding                                                     4,595,899
Net asset value and redemption price per share                      $      25.46
Offering price per share (net asset value per share plus maximum
sales charge of 5.25% of offering price)                            $      26.87
================================================================================
Class B Shares (note 1)
Net assets                                                          $ 32,383,611
Shares outstanding                                                     1,268,549
Net asset value, offering and redemption price per share            $      25.53
================================================================================
Class C Shares (note 1)
Net assets                                                          $ 14,908,495
Shares outstanding                                                       584,415
Net asset value, offering and redemption price per share            $      25.51
================================================================================
Class R Shares (note 1)
Net assets                                                          $  1,352,767
Shares outstanding                                                        53,270
Net asset value, offering and redemption price per share            $      25.39
================================================================================

12
                                 See accompanying notes to financial statements

Statement of Operations
Year Ended June 30, 1998

---------------------------------------------------------------------------------------------------------------------
Investment Income (note 1)
Dividends                                                                                               $  1,030,764
Interest                                                                                                   3,793,174
---------------------------------------------------------------------------------------------------------------------
Total investment income                                                                                    4,823,938
---------------------------------------------------------------------------------------------------------------------
Expenses
Management fees (note 5)                                                                                     943,274
12b-1 service fees -- Class A (notes 1 and 5)                                                                245,421
12b-1 distribution and service fees -- Class B (notes 1 and 5)                                               154,547
12b-1 distribution and service fees -- Class C (notes 1 and 5)                                                71,825
Shareholders' servicing agent fees and expenses                                                              120,870
Custodian's fees and expenses                                                                                 84,421
Trustees' fees and expenses (note 5)                                                                          13,330
Professional fees                                                                                             22,033
Shareholders' reports -- printing and mailing expenses                                                        85,865
Federal and state registration fees                                                                           83,242
Amortization of deferred organization costs (note 1)                                                          36,000
Other expenses                                                                                                 4,838
---------------------------------------------------------------------------------------------------------------------
Total expenses before expense reimbursement                                                                1,865,666
  Expense reimbursement (note 5)                                                                            (323,541)
---------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                               1,542,125
---------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                      3,281,813
---------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain from Investments
Net realized gain from investment transactions (notes 1 and 4)                                             6,299,554
Net change in unrealized appreciation or depreciation
  of investments                                                                                           7,014,341
---------------------------------------------------------------------------------------------------------------------
Net gain from investments                                                                                 13,313,895
---------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                              $ 16,595,708
=====================================================================================================================

 Statement of Changes in Net Assets

                                                                                                      For the Period
                                                                                            Year Ended    8/07/96 to
                                                                                               6/30/98       6/30/97
---------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                                     $  3,281,813   $   550,380
Net realized gain from investment transactions (notes 1 and 4)                               6,299,554       457,166
Net change in unrealized appreciation or depreciation of investments                         7,014,341     3,963,451
---------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                  16,595,708     4,970,997
---------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
  Class A                                                                                   (2,448,814)     (291,349)
  Class B                                                                                     (222,804)         (714)
  Class C                                                                                     (104,232)         (485)
  Class R                                                                                     (172,195)     (141,518)
From accumulated net realized gains from investment transactions:
  Class A                                                                                   (1,444,498)          (22)
  Class B                                                                                     (193,480)          (22)
  Class C                                                                                      (90,253)          (22)
  Class R                                                                                     (120,260)      (15,983)
---------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                                   (4,796,536)     (450,115)
---------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                                            75,343,559    86,716,680
Net proceeds from shares issued to shareholders due to reinvestment of distributions         3,428,628       105,920
---------------------------------------------------------------------------------------------------------------------
                                                                                            78,772,187    86,822,600
---------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                                                    (15,446,129)     (851,817)
---------------------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions                                     63,326,058    85,970,783
---------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                                  75,125,230    90,491,665
Net assets at the beginning of year                                                         90,525,025        33,360
---------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                             $165,650,255   $90,525,025
=====================================================================================================================
Balance of undistributed net investment income at end of year                             $    450,082   $   116,314
=====================================================================================================================

13                               See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information and Significant Accounting Policies
The Nuveen Balanced Municipal and Stock Fund (the "Fund") is a series of the Nuveen Investment Trust (the "Trust") which was organized as a Massachusetts business trust in 1996. The Trust (and each series within the Trust) is an open-end diversified management investment company registered under the Investment Company Act of 1940. Prior to commencement of operations on August 7, 1996, the Trust had no operations other than those related to organizational matters and the initial capital contribution of $100,080 (of which $33,360 was allocated to the Fund) by Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, for the issuance of shares on July 29, 1996.

The Fund invests in a mix of equities and tax-exempt securities for capital growth, capital preservation and current tax-exempt income. During temporary defensive periods, the Fund may invest any percentage of its assets in temporary investments.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

Securities Valuation

Common stocks and other equity-type securities are valued at the last sales price on the national securities exchange or Nasdaq on which such securities are primarily traded; however, securities traded on a national securities exchange or Nasdaq for which there are no transactions on a given day or securities not listed on a national securities exchange or Nasdaq are valued at the most recent bid prices. The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities and/or securities having remaining maturities of 60 days or less when purchased, are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At June 30, 1998, the Fund had outstanding when-issued and delayed delivery purchase commitments of $4,722,209.

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared and distributed to shareholders monthly. Net ordinary taxable income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from transactions, where applicable.

Federal Income Taxes

The Fund intends to distribute all of its net investment income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required. In addition, the Fund intends to satisfy conditions which will enable interest from Municipal Obligations, which is exempt from regular federal income tax when received by the Fund, to qualify as exempt-interest dividends when distributed to Shareholders of the Fund. All monthly tax-exempt income dividends paid during the fiscal year ended June 30,1998, have been designated Exempt Interest Dividends. Net realized capital gains and ordinary income distributions are subject to federal taxation.

Flexible Sales Charge Program
The Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a contingent deferred sales charge ("CDSC") of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

Deferred Organization Costs
The Fund's share of costs incurred by the Trust in connection with its organization and initial registration of shares was deferred and is being amortized over a 60-month period beginning August 7, 1996 (commencement of operations). If any of the initial shares of the Fund are redeemed during this period, the proceeds of the redemption will be reduced by the pro-rata share of the unamortized organization costs as of the date of redemption.

Derivative Financial Instruments
The Fund may invest in options and futures transactions, which are sometimes referred to as derivative transactions. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the fiscal year ended June 30, 1998.

Expense Allocation
Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

2. Fund Shares

Transactions in Fund shares were as follows:


                                                       Year Ended                For the Period
                                                        6/30/98                8/07/96 to 6/30/97
                                                ----------------------------------------------------
                                                   Shares         Amount        Shares        Amount
----------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                       1,308,803   $ 31,922,378     3,490,947   $77,077,576
  Class B                                       1,193,459     29,265,901        89,676     2,064,529
  Class C                                         524,249     12,864,555        67,179     1,548,508
  Class R                                          53,309      1,290,725       300,930     6,026,067
Shares issued to shareholders
due to reinvestment
of distributions:
  Class A                                         125,058      3,001,186         4,721       105,890
  Class B                                          10,810        261,191            --            --
  Class C                                           5,838        140,308            --            --
  Class R                                           1,074         25,943             1            30
----------------------------------------------------------------------------------------------------
                                                3,222,600     78,772,187     3,953,454    86,822,600
----------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                        (297,703)    (7,230,838)      (36,344)     (818,648)
  Class B                                         (24,476)      (597,282)       (1,337)      (30,923)
  Class C                                         (13,171)      (326,708)          (97)       (2,246)
  Class R                                        (302,461)    (7,291,301)           --            --
----------------------------------------------------------------------------------------------------
                                                 (637,811)   (15,446,129)      (37,778)     (851,817)
----------------------------------------------------------------------------------------------------
Net increase                                    2,584,789   $ 63,326,058     3,915,676   $85,970,783
====================================================================================================

3. Distributions to Shareholders
The Fund declared a dividend distribution from its tax-exempt net investment income which was paid on August 3, 1998, to shareholders of record on July 9, 1998, as follows:

-------------------------------------------------------------------------------
Dividend per share:
 Class A                                                               $.0435
 Class B                                                                .0280
 Class C                                                                .0280
 Class R                                                                .0485
===============================================================================

4. Securities Transactions
Purchases and sales (including maturities) of investments in common and preferred stocks, municipal bonds and temporary investments for the fiscal year ended June 30, 1998, were as follows:

-------------------------------------------------------------------------------
Purchases:
 Common and preferred stocks                                     $90,545,656
 Municipal bonds                                                  77,914,039
 Temporary investments                                            22,700,000
Sales:
 Common and preferred stocks                                      64,982,344
 Municipal bonds                                                  43,676,481
 Temporary investments                                            22,600,000
===============================================================================

At June 30, 1998, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes.

Net unrealized appreciation aggregated $10,977,791 of which $12,388,795 related to appreciated securities and $1,411,004 related to depreciated securities.

5. Management Fee and Other Transactions with Affiliates

Under the Fund's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, which is based upon the average daily net asset value of the Fund as follows:


 Average Daily Net Asset Value                                  Management Fee
-------------------------------------------------------------------------------
For the first $125 million                                          .7500 of 1%
For the next $125 million                                           .7375 of 1
For the next $250 million                                           .7250 of 1
For the next $500 million                                           .7125 of 1
For the next $1 billion                                             .7000 of 1
For net assets over $2 billion                                      .6750 of 1
===============================================================================

The Adviser has agreed to waive fees and reimburse expenses through July 31, 1998, in order to prevent total operating expenses (excluding any 12b-1 distribution or service fees and extraordinary expenses) from exceeding .85% of the average daily net asset value of any class of Fund shares. Effective August 1, 1998, the Adviser has agreed to waive fees and reimburse expenses through July 31, 1999, in order to prevent total operating expenses (excluding any 12b-1 distribution or service fees and extraordinary expenses) from exceeding .95% of the average daily net asset value of any class of Fund shares.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Institutional Capital Corporation ("ICAP"), of which The John Nuveen Company owns a minority interest, under which ICAP manages the Fund's investment portfolio. ICAP is compensated for its services from the management fee paid to the Adviser. The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser.

During the fiscal year ended June 30, 1998, John Nuveen & Co. Incorporated (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares of approximately $1,745,700 of which approximately $1,648,800 were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended June 30, 1998, the Distributor compensated authorized dealers directly with approximately $1,282,200 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended June 30, 1998, the Distributor retained approximately $225,700 in such 12b-1 fees. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $66,000 of CDSC on share redemptions during the fiscal year ended June 30, 1998.

6. Composition of Net Assets

At June 30, 1998, the Fund had an unlimited number of $.01 par value per share common stock authorized. Net assets consisted of:

---------------------------------------------------------------------------
Capital paid-in                                             $  149,330,199
Balance of undistributed net investment income                     450,082
Accumulated net realized gain from investment transactions       4,892,183
Net unrealized appreciation of investments                      10,977,791
---------------------------------------------------------------------------
Net assets                                                  $  165,650,255
===========================================================================

7. Investment Composition

The Fund invests in municipal securities which include general obligation, escrowed and revenue bonds. At June 30, 1998, the revenue sources by municipal purpose for these investments, expressed as a percent of total municipal investments, were as follows:

---------------------------------------------------------------------------
Revenue Bonds:
 Housing Facilities                                                    17%
 Health Care Facilities                                                13
 Lease Rental Facilities                                                5
 Transportation                                                        11
 Utilities                                                              9
 Educational Facilities                                                 3
 Water & Sewer                                                          3
 Other                                                                  9
General Obligation Bonds                                               21
Escrowed Bonds                                                          9
---------------------------------------------------------------------------
                                                                      100%
===========================================================================

44% of the long-term and intermediate-term municipal investments owned by the Fund are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, either of which ensure the timely payment of principal and interest in the event of default. Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of the Fund's shares. All of the temporary investments in short-term municipal securities have credit enhancements (letters of credit, guarantees or insurance) issued by third party domestic or foreign banks of other institutions.

For additional information regarding each investment security, refer to the Portfolio of Investments of the Fund.

Financial Highlights

Selected data for a share outstanding throughout each period is as follows:

Class (Inception Date)

                                Investment Operations           Less Distributions
                            -----------------------------  ----------------------------
                                               Net
                 Beginning               Realized/                                        Ending
                       Net         Net  Unrealized                Net                        Net
Year Ended           Asset  Investment  Investment         Investment  Capital             Asset        Total
June 30,             Value  Income (a) Gain (Loss)  Total      Income     Gain    Total    Value   Return (b)
-------------------------------------------------------------------------------------------------------------
Class A (8/96)
1998                $23.11        $.67       $2.66  $3.33       $(.61)   $(.37)  $ (.98)  $25.46        14.71%
1997 (c)             20.00         .56        3.02   3.58        (.42)    (.05)    (.47)   23.11        18.05

Class B (8/96)
1998                 23.11         .49        2.67   3.16        (.37)    (.37)    (.74)   25.53        13.91
1997 (c)             20.00         .40        3.04   3.44        (.28)    (.05)    (.33)   23.11        17.32

Class C (8/96)
1998                 23.10         .49        2.66   3.15        (.37)    (.37)    (.74)   25.51        13.87
1997 (c)             20.00         .40        3.03   3.43        (.28)    (.05)    (.33)   23.10        17.27

Class R (8/96)
1998                 23.11         .72        2.66   3.38        (.73)    (.37)   (1.10)   25.39        14.94
1997 (c)             20.00         .61        3.03   3.64        (.48)    (.05)    (.53)   23.11        18.38
=============================================================================================================

                                       Ratios/Supplemental Data
---------------------------------------------------------------------------------
                                  Ratio                       Ratio
                                 of Net                      of Net
                  Ratio of   Investment       Ratio of   Investment
                  Expenses       Income       Expenses    Income to
                to Average   to Average     to Average      Average
                Net Assets   Net Assets     Net Assets   Net Assets
                    Before       Before          After        After    Portfolio
  Ending Net    Reimburse-   Reimburse-     Reimburse-   Reimburse-     Turnover
Assets (000)          ment         ment       ment (a)     ment (a)         Rate
---------------------------------------------------------------------------------
    $117,005          1.36%        2.47%          1.10%        2.73%          87%
      79,952          1.58*        2.31*          1.10*        2.79*          32

      32,384          2.10         1.71           1.85         1.96           87
       2,051          2.22*        1.62*          1.85*        1.99*          32

      14,908          2.11         1.71           1.85         1.97           87
       1,559          2.29*        1.53*          1.85*        1.97*          32

       1,353          1.11         2.73            .85         2.99           87
       6,963          2.05*        1.96*           .85*        3.16*          32
=================================================================================

* Annualized.

(a) After waiver of certain management fees or reimbursement of expenses by Nuveen Institutional Advisory Corp.

(b) Total returns are calculated on net asset value without any sales charge and are not annualized.

(c)  From commencement of class operations as noted.

Report of Independent Public Accountants



To the Board of Trustees and Shareholders of Nuveen Balanced Municipal and Stock Fund:

We have audited the accompanying statement of net assets, including the portfolio of investments, of Nuveen Balanced Municipal and Stock Fund (one of the portfolios constituting the Nuveen Investment Trust (a Massachusetts business trust)), as of June 30, 1998, and the related statement of operations, the statements of changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the Nuveen Balanced Municipal and Stock Fund as of June 30, 1998, and the results of its operations, the changes in its net assets and its financial highlights for the periods indicated thereon in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Chicago, Illinois
August 17, 1998

Building a Better Portfolio
Can Make You a Successful Investor

Successful investors know that a well-diversified portfolio -- one that balances different types of investments, levels of risk and tax management -- can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial adviser a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals.

Mutual Funds

Nuveen offers a family of equity, balanced and municipal bond funds featuring Premier Advisers(SM) including Institutional Capital Corporation, Rittenhouse Financial Services, and Nuveen Advisory Corp. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. With Nuveen's Premier Adviser funds, you have all the advantages of a family of funds plus the benefits of specialized investment expertise.

Private Asset Management

Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Defined Portfolios

Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, experienced, professional security selection and surveillance and daily liquidity at that day's net asset value for quick access to your assets.

Exchange-Traded Funds

Nuveen Exchange-Traded Funds offer investors actively managed portfolios of investment-grade quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred(R)

Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.


Nuveen Family of Mutual Funds

Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth

Nuveen Rittenhouse Growth Fund

Growth and Income

European Value Fund

Growth and Income Stock Fund

Balanced Stock and Bond Fund

Balanced Municipal and Stock Fund

Tax-Free Income

National Funds

Long-Term
Insured
Intermediate-Term
Limited-Term

State Funds

Alabama
Arizona
California
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Pennsylvania
South Carolina
Tennessee
Virginia
Wisconsin

Serving Investors for Generations

[PHOTO OF JOHN NUVEEN, SR., APPEARS HERE]
John Nuveen, Sr.


Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time -- with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and tax-free income funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.

     1898
 NUVEEN 1998
OUR SECOND CENTURY
 helping investors sustain the wealth of a lifetime./TM/

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com

  NUVEEN
  Mutual Funds



  June 30, 1998

  Annual Report

  For investors seeking
  long-term growth potential
  with a measure of
  downside protection.

  [PHOTO APPEARS HERE]

  Balanced
  Stock and
  Bond Fund

Highlights

As of June 30, 1998
For Class A shares





Attractive Fund Returns/1/

[BAR CHART APPEARS HERE]

                        Class A (NAV)   Class A (Offer)
One-Year                   16.71%           10.58%
Since Inception-8/96       20.52%           17.14%

With its focus on long-term growth and a measure of downside protection, the fund provided attractive total returns for the one-year period and since its inception.


Attractive Long-Term Performance/2/

[BAR CHART APPEARS HERE]

                      Class A (NAV)   Class A (Offer)
One-Year                 16.68%           10.84%
Five-Year                15.12%           13.88%
Ten-Year                 14.51%           13.89%

The fund manager boasts an excellent track record of attractive long-term performance.


Portfolio Allocation

[PIE CHART APPEARS HERE]

U.S. Treasury Notes      40%

Stocks                   58%

Cash                      2%

True to its investment objectives,
the fund invested in stocks for
long-term growth and U.S. Treasury
notes for a measure of downside
protection.


    Contents
 1  Dear Shareholder
 3  Report from Your Fund's Adviser
 4  Performance Overview
 5  Report of Independent Public Accountants
 6  Portfolio of Investments
 8  Statement of Net Assets
 9  Statement of Operations
10  Statement of Changes in Net Assets
11  Notes to Financial Statements
14  Financial Highlights
16  Building Better Portfolios
17  Fund Information


1 Please see the Performance Overview on page four for more information.

2 This chart reflects the performance of the Institutional Capital Balanced
  Composite, which includes all assets (approximately $738 million as of 6/30/98) that have substantially the same investment objective and policies as the Nuveen Balanced Stock and Bond Fund. The Composite's accounts may experience different investment inflows and outflows than the fund and are not subject to all of the restrictions of the Investment Company Act of 1940 and the Internal Revenue Code that apply to the fund, which could adversely affect fund performance. Investment returns reflect Composite gross-of-fee returns, adjusted for the fund's Class A annual net operating expenses of 1.20%, but not the up-front sales charge. Class B, C, or R investment results would differ due to differing sales charges and operating expenses. This chart does not represent actual fund past performance or predict future fund performance.

Dear Shareholder

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]
Timothy R. Schwertfeger
Chairman of the Board


Wealth takes a lifetime to build. Once achieved, it should be preserved.

I am pleased to report that over the past year the Nuveen Balanced Stock and Bond Fund continued to provide strong returns and attractive growth potential with a measure of downside protection - as the fund was designed to do.

In addition, as you can see from the information on the facing page, the fund remains well-positioned to take advantage of future market opportunities while employing an investment strategy that historically has performed well and has moderated the impact of severe market downturns.

Current Results Backed by a
Proven Record

The solid performance achieved by the Nuveen Balanced Stock and Bond Fund managers inevitably leads to the question: "Can they keep it up?" Since no one can predict the future with certainty, it's important to have confidence in your fund managers' experience, investment approach and the results they've demonstrated through a variety of market conditions over the years.

As Nuveen's Premier Adviser/SM/ for value investing, Institutional Capital Corporation is a highly successful institutional money manager with more than 28 years of experience. For their balanced accounts, they've specialized in combining undervalued midsize and large company stocks that are poised for significant growth with Treasury securities. This strategy allows investors to participate in the growth potential of the stock market while providing stability in periods of uncertainty.

This disciplined, research-oriented approach has paid off for investors, and remains the key investment strategy of the Nuveen Balanced Stock and Bond Fund. On the equity side, the managers start by looking for well-established but undervalued stocks. Then they look for a catalyst, such as a management change, new product, or improved industry outlook, that may help trigger a rise in each stock's price. Generally, the fund only purchases stocks that the managers believe have the potential to generate 15-25% returns over an 18-month period.

These stocks are then combined with intermediate Treasury securities to provide diversification and more consistent performance.

Nuveen's Premier Advisers

Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within their

"Today, more than ever, you can count on Nuveen for investments designed to produce a well-balanced portfolio that meets your individual goals."

specific areas of expertise. In addition to Institutional Capital, Nuveen Premier Advisers now include Rittenhouse Financial Services, our specialist for growth investing, and Nuveen Advisory Corp., our expert for fixed-income investing. Each of these managers uses a time-tested, research-driven investment strategy to build portfolios of quality securities.

Diversification Can Help You
Build a Better Portfolio

In light of current market conditions, we believe that investors will find diversification to be an increasingly important strategy in the months ahead. An appropriately diversified portfolio - one that balances different types of investments, levels of risk and tax management strategies - can help cushion your portfolio against volatility and enhance your overall return potential.

Many of you have invested in the Nuveen Balanced Stock and Bond Fund because of its value investing orientation and the excellent track record of Institutional Capital. We are pleased to announce that this same disciplined approach is now available in another Nuveen fund - the Nuveen European Value Fund.

With portfolio management by Institutional Capital and a focus on a portfolio of quality, undervalued European companies, this fund can provide an excellent complement to the Balanced Stock and Bond Fund by offering international diversification to reduce risk as well as increased return potential. I encourage you to talk with your financial adviser about how this new fund, along with the Nuveen Rittenhouse Growth Fund and our wide array of tax-free bond funds, can help round out your portfolio and meet your own particular investment needs.

If you would like additional information on the Nuveen European Value Fund, or any of our other funds, contact your financial adviser for an Investor Guide, including a prospectus containing all charges and expenses.

You also may request a prospectus from Nuveen by calling toll-free (800) 257-8787. Please read this information carefully and discuss it with your financial adviser before you invest.

When seeking quality investments that withstand the test of time, we hope you will continue to think of Nuveen. Today, more than ever, you can count on Nuveen for investments designed to produce a well-balanced portfolio that meets your individual goals. We thank you for your continued confidence in us, and look forward to reporting to you again soon.

Sincerely,

/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

August 14, 1998

Nuveen Balanced Stock and Bond Fund

Report from Your Fund's Adviser

The Institutional Capital investment management team talks about the financial markets and factors that affected fund performance.

"In this environment, we will continue to invest in companies undergoing corporate restructurings, both in the U.S. and Europe."

Over the past year, the economy and the financial markets again defied the experts' consensus.

The conventional wisdom was that the Asian crisis and U.S. company profit warnings that started last fall would result in a slow first half of 1998, with a rebound in confidence and securities prices in the second half of this year. Our own concern was whether the Federal Reserve would have to raise short-term interest rates as the moderating influence of Asia diminished and the U.S. economy picked up steam.

The facts have painted a different picture. Stimulated by lower interest rates, strong employment and a significant drop in energy prices, U.S. consumption has remained quite strong--especially for this late in the economic cycle. Outside the U.S., European companies also began showing strong results. While Asia did slump, its overall impact on the U.S. economy was less severe than feared.

The low inflationary environment and strong economy fueled continued strength in the U.S. equity and fixed-income markets, putting a premium on the quality research needed to find undervalued securities. Staying with our time-tested, value-oriented strategy, we are pleased that the Class A share total return on net asset value of the Nuveen Balanced Stock and Bond Fund was a healthy 16.71% for the year ended June 30, 1998.

Asia Looms Large

Given the lethargy in Japan and reduced growth in China, there will be no quick or easy resolution of Asia's woes anytime soon. Perhaps the only good news is that the deflationary drag from the region should prevent the Fed from raising interest rates and keep the dollar strong for some time.

The central problem in Asia is that massive amounts of capital are now invested in assets that are providing poor returns. This means that non-Asian competitors are now faced with weak pricing conditions as Asian companies seek cash flow to stay solvent. Even if Asian trade with the U.S. improves, a strengthening dollar would make it difficult for Asian companies to significantly increase their revenues in the near-term.

While we believe these problems can be solved, it will take time.

Unrealistic Valuations in Some Sectors

The U.S. stock market is now characterized by high valuations--but given the lack of alternatives, low interest rates and the strength of the dollar, this is understandable (if not totally justifiable). However, there is a degree of speculation now in the U.S. market, as evidenced particularly in some Internet-related stocks, that makes us uneasy. While we believe the market values of many of these high flyers will be adjusted, we also think that our disciplined, catalyst-driven, value-investing approach will continue to uncover companies that offer good prospects at attractive prices.

Outlook for the Second Half of 1998

Our view for the remainder of the year is that:

 . The U.S. economy will slow as a result of high inventories, weaker exports and a downturn in capital goods manufacturing.

 .  Corporate profits overall will be up modestly, and less than expected.

 . The Fed will probably not raise interest rates as a result of the financial situation in Asia, and the fragile state of other dollar-linked economies such as Russia.

 . The domestic merger and acquisition boom will continue, but the impact on overall market prices will diminish.

 . U.S. stock market averages will gain modestly; European markets will see even larger returns.

Our Strategy

In this environment, we will continue to invest in companies undergoing corporate restructurings, both in the U.S. and Europe. This means looking for stocks of companies that may have performed poorly in the recent past, but that have attractive, underutilized assets or a newly focused management team. Some portfolio holdings that highlight this strategy include Citicorp, News Corp. and Raytheon, just to name a few.

We believe there may be more good news coming from these companies and others like them in the fund's portfolio. We are committed to uncovering additional opportunities in the months ahead.

Nuveen Balanced Stock and Bond Fund

Performance Overview

As of June 30, 1998


Top Ten Stock Holdings/1/

News Corp. Ltd. Sponsored ADR                2.83%
--------------------------------------------------
NationsBank Corporation                      2.26%
--------------------------------------------------
American Home Products                       2.24%
--------------------------------------------------
Hoechst AG Sponsored ADR                     2.14%
--------------------------------------------------
Philips Electronics N.V.                     2.05%
--------------------------------------------------
Citicorp                                     2.01%
--------------------------------------------------
Burlington Northern Santa Fe Corporation     1.82%
--------------------------------------------------
U.S.A. Waste Services Inc.                   1.75%
--------------------------------------------------
General Motors Corporation                   1.75%
--------------------------------------------------
International Business Machines Corporation  1.69%
==================================================

Stock Diversification
    [PIE CHART APPEARS HERE]
Transportation                8%
Consumer Services            12%
Capital Spending              8%
Capital Equipment/Technology  9%
Consumer Staples              9%
Energy                        7%
Retail                        4%
Basic Industries             10%
Consumer Durables             3%
Health Care                  14%
Utilities                     2%
Financial                    14%
================================

Portfolio Allocation
    [PIE CHART APPEARS HERE]
U.S. Treasury Notes          40%
Cash                          2%
Stocks                       58%
================================

Fund Highlights
Share Price                                                        A        B       C          R
================================================================================================
Inception Date                                                  8/96     8/96    8/96       8/96
------------------------------------------------------------------------------------------------
Net Asset Value                                               $26.39   $26.39  $26.39    $ 26.39
================================================================================================
================================================================================================
Total Net Assets ($000)                                                                  $87,525
------------------------------------------------------------------------------------------------
Fixed Income Average Duration                                                          5.2 Years
------------------------------------------------------------------------------------------------
Average Market Capitalization of Stocks                                                    30.67
------------------------------------------------------------------------------------------------
Average P/E of Stocks (trailing 12 months)                                                  17.6
------------------------------------------------------------------------------------------------
Number of Stocks                                                                              45
================================================================================================

Annualized Total Return/2/
                                             A (On NAV)  A (On Offer)       B       C          R
================================================================================================
Year-to-Date                                 10.27%             4.46%   9.86%   9.86%     10.36%
------------------------------------------------------------------------------------------------
One-Year                                     16.71%            10.58%  15.86%  15.86%     16.99%
------------------------------------------------------------------------------------------------
Since Inception                              20.52%            17.14%  19.65%  19.65%     20.82%
================================================================================================

Yield
Distribution Rate                            2.95%              2.80%   2.20%   2.20%      3.20%
SEC 30-Day Yield                             2.23%              2.11%   1.48%   1.48%      2.48%
================================================================================================

Index Comparison/3/
[LINE CHART APPEARS HERE]

     Nuveen Balanced Stock   Nuveen Balanced Stock     Balanced Index                  Lehman Brothers
      and Bond Fund (NAV)    and Bond Fund (Offer)   (60% S&P/40% LB10)   S&P 500   10-Year Treasury Index
8/96        10,000                   9,475                 10,000          10,000           10,000

6/97        12,310                  11,664                 12,463          13,803           10,650

6/98        14,364                  13,610                 15,115          17,968           11,541

 . S&P 500                                      $17,968
 . Balance Index (60% S&P/40% LB10)             $15,115
 . Lehman Brothers 10-Year Treasury Index       $11,541
 . Nuveen Balanced Stock and Bond Fund (NAV)    $14,364
 . Nuveen Balanced Stock and Bond Fund (Offer)  $13,610

Past performance is not predictive of future results.

1 The companies listed above represent their respective percentages as of 6/30/98. Over time, the fund's holdings and their percentages will vary.

2 Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 5.25% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following six years, which is not reflected in the return figures. Class B shares convert to Class A shares after eight years. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the return figures.

3 The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Standard and Poor's 500 Index, a Balanced Index and the Lehman Brothers Intermediate Treasury Index. The Balanced Index is comprised of a 60% weighting in the S&P 500 Index and 40% in the Lehman Brothers Intermediate Treasury Index. The indexes do not reflect any initial or ongoing expenses. The Nuveen fund returns depicted in the chart reflect the initial maximum sales charge applicable to Class A shares (5.25%) and all ongoing fund expenses.

Report of Independent Public Accountants




To the Board of Trustees and Shareholders of Nuveen Balanced Stock and Bond Fund:

We have audited the accompanying statement of net assets, including the portfolio of investments, of Nuveen Balanced Stock and Bond Fund (one of the portfolios constituting the Nuveen Investment Trust (a Massachusetts business trust)), as of June 30, 1998, and the related statement of operations, statements of changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the Nuveen Balanced Stock and Bond Fund as of June 30, 1998, and the results of its operations, the changes in its net assets, and its financial highlights for the periods indicated thereon in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Chicago, Illinois
August 17, 1998

                    Portfolio of Investments
                    Nuveen Balanced Stock and Bond Fund
                    June 30, 1998



Shares   Description                                               Market Value
-------------------------------------------------------------------------------

         COMMON STOCKS - 54.3%
         Basic Industries - 5.5%
 11,100  Akzo Nobel N.V. Sponsored ADR                             $  1,230,712
 18,200  E.I. du Pont de Nemours and Company Ltd.                     1,358,175
 21,098  IMC Global Inc.                                                635,577
 18,050  Reynolds Metals Company                                      1,009,672
 21,450  UPM-Kymmene Oyj Corporation Sponsored ADR                      590,349
-------------------------------------------------------------------------------
         Capital Equipment/Technology - 5.3%
 27,600  First Data Corporation                                         919,425
 12,750  International Business Machines Corporation                  1,463,859
 15,850  NCR Corporation #                                              515,125
 20,850  Royal Philips Electronics N.V.                               1,772,250
-------------------------------------------------------------------------------
         Capital Spending - 4.5%
 13,400  B.F. Goodrich Company                                          664,975
 17,850  Case Corporation                                               861,262
 10,300  Northrop Grumman Corporation                                 1,062,187
 22,907  Raytheon Company - Class A                                   1,320,015
-------------------------------------------------------------------------------
         Consumer Durables - 1.7%
 22,600  General Motors Corporation                                   1,509,963
-------------------------------------------------------------------------------
         Consumer Services - 4.3%
 31,400  The Dun & Bradstreet Corporation                             1,134,325
 47,300  Host Marriot Corporation #                                     842,531
  5,100  Starwood Hotels & Resorts                                      246,394
 30,600  U.S.A. Waste Services, Inc. #                                1,510,875
-------------------------------------------------------------------------------
         Consumer Staples - 5.4%
 23,800  Fort James Corporation                                       1,059,100
 27,000  Hasbro, Inc.                                                 1,061,437
 37,100  Philip Morris Companies, Inc.                                1,460,812
 27,700  Seagram Company Ltd.                                         1,133,969
-------------------------------------------------------------------------------
         Energy - 3.7%
 19,120  Elf Aquitaine SA Sponsored ADR                               1,357,520
 14,700  Schlumberger Limited                                         1,004,194
 24,500  Unocal Corporation                                             875,875
-------------------------------------------------------------------------------
         Financials - 8.2%
  9,900  Bankers Trust Corporation                                    1,149,019
 17,300  CIGNA Corporation                                            1,193,700
 11,600  Citicorp                                                     1,731,300


Shares      Description                                                                  Market Value
-----------------------------------------------------------------------------------------------------
            Financials (continued)
    23,300  Household International, Inc.                                                  $1,159,175
    25,500  NationsBank Corporation                                                         1,950,750
-----------------------------------------------------------------------------------------------------
            Health Care--7.8%
    37,450  American Home Products Corporation                                              1,938,038
    20,500  Baxter International, Inc.                                                      1,103,156
    37,200  Hoechst AG Sponsored ADR                                                        1,846,050
    17,300  Humana, Inc. #                                                                    539,544
     9,300  St. Jude Medical, Inc. #                                                          342,356
    32,400  Tenet Healthcare Corporation #                                                  1,012,500
-----------------------------------------------------------------------------------------------------
            Retail--2.1%
     5,500  Circuit City Stores                                                               257,813
    10,100  Consolidated Stores Corporation #                                                 366,125
    22,900  Federated Department Stores, Inc. #                                             1,232,306
-----------------------------------------------------------------------------------------------------
            Transportation--4.6%
    12,550  AMR Corporation #                                                               1,044,788
    16,050  Burlington Northern Santa Fe Corporation                                        1,575,909
    49,700  Canadian Pacific Limited                                                        1,410,238
-----------------------------------------------------------------------------------------------------
            Utilities--1.2%
     8,500  AT&T Corp.                                                                        485,563
    12,800  Bell Atlantic Corporation                                                         584,000
-----------------------------------------------------------------------------------------------------
            Total Common Stocks--(cost $42,102,594)                                        47,522,908
            -----------------------------------------------------------------------------------------
            PREFERRED  STOCKS--2.8%
    86,600  News Corporation Limited Sponsored ADR                                          2,446,450
-----------------------------------------------------------------------------------------------------
            Total Preferred Stocks--(cost $1,609,075)                                       2,446,450
            -----------------------------------------------------------------------------------------
Principal
Amount         Description                                                               Market Value
-----------------------------------------------------------------------------------------------------
               U.S. TREASURY NOTES--39.4%
$ 3,735,000    8.500%, 2/15/00                                                              3,904,244
  4,530,000    7.500%, 5/15/02                                                              4,834,362
  3,885,000    5.750%, 8/15/03                                                              3,926,278
  2,890,000    7.875%, 11/15/04                                                             3,245,831
  3,780,000    6.500%, 5/15/05                                                              3,990,263
 10,910,000    7.000%, 7/15/06                                                             11,919,176
  2,295,000    7.250%, 5/15/16                                                              2,689,453
-----------------------------------------------------------------------------------------------------
               Total U.S. Treasury Notes--(cost $33,116,328)                               34,509,607
               --------------------------------------------------------------------------------------
               SHORT-TERM INVESTMENTS--2.2%
 1,900,000     Pitney Bowes, Inc., Commercial Paper, effective yield of 6.17%, 7/01/98      1,900,000
-----------------------------------------------------------------------------------------------------
               Total Short-Term Investments--(cost $1,900,000)                              1,900,000
               --------------------------------------------------------------------------------------
               Total Investments--(cost $78,727,997)--98.7%                                86,378,965
               --------------------------------------------------------------------------------------
               Other Assets Less Liabilities--1.3%                                          1,146,273
               --------------------------------------------------------------------------------------
               Net Assets--100%                                                           $87,525,238
               --------------------------------------------------------------------------------------

         # Non-income producing.
                                 See accompanying notes to financial statements.

                          Statement of Net Assets
                          June 30, 1998





--------------------------------------------------------------------------------------------------------------------------
Assets
Investment securities, at market value (cost $78,727,997) (note 1)                                           $86,378,965
Cash                                                                                                             127,776
Receivables:
 Dividends and interest                                                                                          774,334
 Investments sold                                                                                                625,051
 Shares sold                                                                                                     359,650
Deferred organization costs (note 1)                                                                             118,691
Other assets                                                                                                       3,181
--------------------------------------------------------------------------------------------------------------------------
  Total assets                                                                                                88,387,648
--------------------------------------------------------------------------------------------------------------------------
Liabilities
Payables:
 Investments purchased                                                                                            61,116
 Shares redeemed                                                                                                  61,448
Accrued expenses:
 Management fees (note 4)                                                                                         22,288
 12b-1 distribution and service fees (notes 1 and 4)                                                              25,898
 Other                                                                                                            72,668
Dividends payable                                                                                                618,992
--------------------------------------------------------------------------------------------------------------------------
  Total liabilities                                                                                              862,410
--------------------------------------------------------------------------------------------------------------------------
Net assets (note 5)                                                                                          $87,525,238
==========================================================================================================================
Class A Shares (note 1)
Net assets                                                                                                   $69,614,035
Shares outstanding                                                                                             2,637,989
Net asset value and redemption price per share                                                               $     26.39
Offering price per share (net asset value per share plus maximum sales charge of 5.25% of offering price)    $     27.85
==========================================================================================================================
Class B Shares (note 1)
Net assets                                                                                                   $10,356,139
Shares outstanding                                                                                               392,477
Net asset value, offering and redemption price per share                                                     $     26.39
==========================================================================================================================
Class C Shares (note 1)
Net assets                                                                                                   $ 4,141,789
Shares outstanding                                                                                               156,924
Net asset value, offering and redemption price per share                                                     $     26.39
==========================================================================================================================
Class R Shares (note 1)
Net assets                                                                                                   $ 3,413,275
Shares outstanding                                                                                               129,355
Net asset value, offering and redemption price per share                                                     $     26.39
==========================================================================================================================


                            See accompanying notes to financial statements.

                    Statement of Operations
                    Year Ended June 30, 1998

------------------------------------------------------------------------------------------
Investment Income (note 1)
Dividends                                                                      $   815,163
Interest                                                                         2,443,369
------------------------------------------------------------------------------------------
Total investment income                                                          3,258,532
------------------------------------------------------------------------------------------
Expenses
Management fees (note 4)                                                           586,832
12b-1 service fees - Class A (notes 1 and 4)                                       159,557
12b-1 distribution and service fees - Class B (notes 1 and 4)                       61,772
12b-1 distribution and service fees - Class C (notes 1 and 4)                       24,924
Shareholders' servicing agent fees and expenses                                     95,583
Custodian's fees and expenses                                                       64,069
Trustees' fees and expenses (note 4)                                                 9,227
Professional fees                                                                   18,174
Shareholders' reports - printing and mailing expenses                               71,086
Federal and state registration fees                                                 77,974
Amortization of deferred organization costs (note 1)                                36,000
Other expenses                                                                       3,124
------------------------------------------------------------------------------------------
Total expenses before expense reimbursement                                      1,208,322
  Expense reimbursement (note 4)                                                  (296,989)
------------------------------------------------------------------------------------------
Net expenses                                                                       911,333
------------------------------------------------------------------------------------------
Net investment income                                                            2,347,199
------------------------------------------------------------------------------------------
Realized and Unrealized Gain from Investments
Net realized gain from investment transactions (notes 1 and 3)                   4,988,412
Net change in unrealized appreciation or depreciation of investments             4,596,358
------------------------------------------------------------------------------------------
Net gain from investments                                                        9,584,770
------------------------------------------------------------------------------------------
Net increase in net assets from operations                                     $11,931,969
==========================================================================================

                                 See accompanying notes to financial statements.

Statement of Changes in Net Assets


                                                                                Year Ended         For the Period
                                                                                   6/30/98     8/07/96 to 6/30/97
-----------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                         $  2,347,199            $   461,143
Net realized gain from investment transactions
  (notes 1 and 3)                                                                4,988,412                529,537
Net change in unrealized appreciation or depreciation
  of investments                                                                 4,596,358              3,054,610
-----------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                      11,931,969              4,045,290
-----------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
  Class A                                                                       (1,955,711)              (320,023)
  Class B                                                                         (165,258)                (2,239)
  Class C                                                                          (64,225)                (3,396)
  Class R                                                                         (175,931)              (116,780)
From accumulated net realized gains from investment transactions:
  Class A                                                                       (1,410,980)                   (43)
  Class B                                                                         (120,791)                   (43)
  Class C                                                                          (50,758)                   (43)
  Class R                                                                         (204,679)               (25,820)
-----------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                       (4,148,333)              (468,387)
-----------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                                28,460,346             62,071,093
Net proceeds from shares issued to shareholders
  due to reinvestment of distributions                                           3,182,983                 15,990
-----------------------------------------------------------------------------------------------------------------
                                                                                31,643,329             62,087,083
-----------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                                        (16,266,187)            (1,332,886)
-----------------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions                         15,377,142             60,754,197
-----------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                      23,160,778             64,331,100
Net assets at the beginning of period                                           64,364,460                 33,360
-----------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                                $87,525,238            $64,364,460
=================================================================================================================
Balance of undistributed net investment income at end of period                $     4,779            $    18,705
=================================================================================================================

                                 See accompanying notes to financial statements.

Notes to Financial Statements




1. General Information and Significant Accounting Policies

The Nuveen Balanced Stock and Bond Fund (the "Fund") is a series of the Nuveen Investment Trust (the "Trust") which was organized as a Massachusetts business trust in 1996. The Trust (and each series within the Trust) is an open-end diversified management investment company registered under the Investment Company Act of 1940. Prior to commencement of operations on August 7, 1996, the Trust had no operations other than those relating to organizational matters and the initial capital contribution of $100,080 (of which $33,360 was allocated to the Fund) by Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, for the issuance of shares on July 29, 1996.

The Fund invests in a mix of equities, taxable bonds and cash equivalents for capital growth, capital preservation and current income. During temporary defensive periods, the Fund may invest any percentage of its assets in temporary investments.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

Securities Valuation

Common stocks and other equity-type securities are valued at the last sales price on the national securities exchange or Nasdaq on which such securities are primarily traded; however, securities traded on a national securities exchange or Nasdaq for which there are no transactions on a given day or securities not listed on a national securities exchange or Nasdaq are valued at the most recent bid prices. Debt securities are valued by a pricing service that utilizes electronic data processing techniques to determine values when such values are believed to more accurately reflect the fair market value of such securities; otherwise, actual sale or bid prices are used. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees. Debt securities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method when the Board of Trustees determines that the fair market value of such securities is their amortized cost.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At June 30, 1998, the Fund had no such outstanding purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income is determined on the basis of interest accrued, adjusted for accretion of discounts.

Dividends and Distributions to Shareholders

Net investment income is declared and distributed to shareholders quarterly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transactions, where applicable.

Federal Income Taxes

The Fund intends to distribute all taxable income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required.

Flexible Sales Charge Program

The Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

Derivative Financial Instruments

The Fund may invest in options and futures transactions, which are sometimes referred to as derivative transactions. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the fiscal year ended June 30, 1998.

Expense Allocation

Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

Deferred Organization Costs

The Fund's share of costs incurred by the Trust in connection with its organization and initial registration of shares was deferred and is being amortized over a 60-month period beginning August 7, 1996 (commencement of operations). If any of the initial shares of the Fund are redeemed during this period, the proceeds of the redemption will be reduced by the pro-rata share of the unamortized organization costs as of the date of redemption.

2. Fund Shares
Transactions in Fund shares were as follows:
                                                                                                    For the Period
                                                              Year ended 6/30/98                  8/07/96 to 6/30/97
                                                         ---------------------------------------------------------------
                                                            Shares            Amount         Shares             Amount
------------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                                  519,941         $13,025,786      2,433,860        $55,396,538
  Class B                                                  372,091           9,257,698         26,837            638,169
  Class C                                                  124,310           3,141,845         40,678            949,886
  Class R                                                  120,833           3,035,017        253,630          5,086,500
Shares issued to shareholders due to
reinvestment of distributions:
  Class A                                                  116,290           2,853,684            723             15,981
  Class B                                                    6,908             169,109             --                 --
  Class C                                                    1,846              45,583             --                 --
  Class R                                                    4,668             114,607             --                  9
------------------------------------------------------------------------------------------------------------------------
                                                         1,266,887          31,643,329      2,755,728         62,087,083
------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                                 (376,287)         (9,460,805)       (56,955)        (1,324,519)
  Class B                                                  (13,633)           (346,082)          (143)            (3,405)
  Class C                                                  (10,327)           (264,621)            --                (11)
  Class R                                                 (249,979)         (6,194,679)          (214)            (4,951)
------------------------------------------------------------------------------------------------------------------------
                                                          (650,226)        (16,266,187)       (57,312)        (1,332,886)
------------------------------------------------------------------------------------------------------------------------
Net increase                                               616,661        $ 15,377,142      2,698,416        $60,754,197
========================================================================================================================

3. Securities Transactions

Purchases and sales (including maturities) of investment securities, U.S. government obligations and short-term investments for the fiscal year ended June 30, 1998, were as follows:

--------------------------------------------------------------------------------
Purchases:
  Investment securities                                            $ 67,354,632
  U.S. government obligations                                        64,984,744
  Short-term investments                                            344,203,611
Sales:
  Investment securities                                              53,728,744
  U.S. government obligations                                        63,171,554
  Short-term investments                                            347,295,731
================================================================================

At June 30, 1998, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes.

Net unrealized appreciation aggregated $7,650,968 of which $8,654,944 related to appreciated securities and $1,003,976 related to depreciated securities.

4. Management Fee and Other Transactions with Affiliates

Under the Fund's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, which is based upon the average daily net asset value of the Fund as follows:

Average Daily Net Asset Value                                     Management Fee
--------------------------------------------------------------------------------
For the first $125 million                                           .7500 of 1%
For the next $125 million                                            .7375 of 1
For the next $250 million                                            .7250 of 1
For the next $500 million                                            .7125 of 1
For the next $1 billion                                              .7000 of 1
For net assets over $2 billion                                       .6750 of 1
================================================================================

The Adviser has agreed to waive fees and reimburse expenses through July 31, 1998, in order to prevent total operating expenses (excluding any 12b-1 distribution or service fees and extraordinary expenses) from exceeding .85% of the average daily net asset value of any class of Fund shares. Effective August 1, 1998, the Adviser has agreed to waive fees and reimburse expenses through July 31, 1999, in order to prevent total operating expenses (excluding any 12b-1 distribution or service fees and extraordinary expenses) from exceeding .95% of the average daily net asset value of any class of Fund shares.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Institutional Capital Corporation ("ICAP"), of which The John Nuveen Company holds a minority interest, under which ICAP manages the Fund's investment portfolio. ICAP is compensated for its services from the management fee paid to the Adviser. The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser.

During the fiscal year ended June 30, 1998, John Nuveen & Co. Incorporated (the "Distributor") collected sales charges on purchases of Class A Shares of approximately $506,500 of which approximately $479,500 were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended June 30, 1998, the Distributor compensated authorized dealers directly with approximately $401,100 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended June 30, 1998, the Distributor retained approximately $85,700 in such 12b-1 fees. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $67,400 of CDSC on share redemptions during the fiscal year ended June 30, 1998.

5. Composition of Net Assets
At June 30, 1998, the Fund had unlimited $.01 par value per share common stock authorized. Net assets consisted of:

--------------------------------------------------------------------------------
Capital paid-in                                                     $76,164,699
Balance of undistributed net investment income                            4,779
Accumulated net realized gain from investment transactions            3,704,792
Net unrealized appreciation of investments                            7,650,968
--------------------------------------------------------------------------------
Net assets                                                          $87,525,238
================================================================================

     Financial Highlights

     Selected data for a share outstanding throughout each period is as follows:

Class (Inception Date)                        Investment Operations               Less Distributions
                                        ----------------------------------  ------------------------------
                                                             Net
                             Beginning                 Realized/                                             Ending
                                   Net         Net    Unrealized                   Net                          Net
Year Ended                       Asset  Investment    Investment            Investment   Capital              Asset  Total
June 30,                         Value   Income (a)  Gain (Loss)     Total      Income      Gain     Total    Value  Return(b)
-------------------------------------------------------------------------------------------------------------------------------
Class A (8/96)
     1998                       $23.84        $.77         $3.11     $3.88      $(.76)    $(.57)   $(1.33)   $26.39      16.71%
     1997 (c)                    20.00         .70          3.66      4.36       (.42)     (.10)     (.52)    23.84      22.04
Class B (8/96)
     1998                        23.84         .59          3.10      3.69       (.57)     (.57)    (1.14)    26.39      15.86
     1997 (c)                    20.00         .46          3.75      4.21       (.27)     (.10)     (.37)    23.84      21.26
Class C (8/96)
     1998                        23.84         .59          3.10      3.69       (.57)     (.57)    (1.14)    26.39      15.86
     1997 (c)                    20.00         .53          3.68      4.21       (.27)     (.10)     (.37)    23.84      21.26
Class R (8/96)
     1998                        23.84         .83          3.11      3.94       (.82)     (.57)    (1.39)    26.39      16.99
     1997 (c)                    20.00         .61          3.80      4.41       (.47)     (.10)     (.57)    23.84      22.31
===============================================================================================================================

                                    Ratios/Supplemental Data
-------------------------------------------------------------------------------
                                   Ratio                      Ratio
                                  of Net                     of Net
                   Ratio of   Investment      Ratio of   Investment
                   Expenses       Income      Expenses    Income to
                 to Average   to Average    to Average      Average
                 Net Assets   Net Assets    Net Assets   Net Assets
                     Before       Before         After        After  Portfolio
    Ending Net   Reimburse-   Reimburse-    Reimburse-   Reimburse-   Turnover
  Assets (000)         ment         ment      ment (a)     ment (a)       Rate
-------------------------------------------------------------------------------
       $69,614         1.48%        2.68%         1.10%        3.06%       155%
        56,686         1.71*        2.78*         1.10*        3.39*        52

        10,356         2.24         1.93          1.85         2.32        155
           646         2.49*        1.59*         1.85*        2.23*        52

         4,142         2.24         1.92          1.85         2.31        155
           980         2.31*        2.07*         1.85*        2.53*        52

         3,413         1.23         2.94           .85         3.32        155
         6,052         2.29*        1.68*          .85*        3.12*        52
===============================================================================

* Annualized.

(a) After waiver of certain management fees or reimbursement of expenses by Nuveen Institutional Advisory Corp.

(b) Total returns are calculated on net asset value without any sales charge and are not annualized.

(c) From commencement of class operations as noted.

Building a Better Portfolio
Can Make You a Successful Investor

Successful investors know that a well-diversified portfolio - one that balances different types of investments, levels of risk and tax management - can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial adviser a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals.

Mutual Funds

Nuveen offers a family of equity, balanced and municipal bond funds featuring Premier Advisers/SM/ including Institutional Capital Corporation, Rittenhouse Financial Services, and Nuveen Advisory Corp. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. With Nuveen's Premier Adviser funds, you have all the advantages of a family of funds plus the benefits of specialized investment expertise.

Private Asset Management

Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Defined Portfolios

Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, experienced, professional security selection and surveillance and daily liquidity at that day's net asset value for quick access to your assets.

Exchange-Traded Funds

Nuveen Exchange-Traded Funds offer investors actively managed portfolios of investment-grade quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred/R/

Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.


Nuveen Family
of Mutual Funds
Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth
Nuveen Rittenhouse Growth Fund

Growth and
Income
European Value Fund

Growth and
Income Stock Fund

Balanced Stock
and Bond Fund

Balanced Municipal
and Stock Fund

Tax-Free Income

National Funds
Long-Term
Insured
Intermediate-Term
Limited-Term

State Funds
Alabama
Arizona
California
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Pennsylvania
South Carolina
Tennessee
Virginia
Wisconsin

Fund Information


Board of Trustees
James E. Bacon
Anthony T. Dean
William T. Kissick
Thomas E. Leafstrand
Robert H. Lyon
Timothy R. Schwertfeger
Sheila W. Wellington

Fund Manager
Nuveen Institutional Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Fund SubAdviser
Institutional Capital Corporation
225 West Wacker Drive
Chicago, Illinois 60606

Transfer Agent and
Shareholder Services
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

Legal Counsel
Morgan, Lewis &
Bockius LLP
Washington, D.C.

Independent Public Accountants
Arthur Andersen LLP
Chicago, IL

Serving Investors for Generations

[PHOTO OF JOHN NUVEEN, SR., APPEARS HERE]
Photo of John Nuveen, Sr.

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time -- with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and tax-free income funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.

       1898
  NUVEEN 1998
OUR SECOND CENTURY
  helping investors sustain the wealth of a lifetime./TM/

  John Nuveen & Co. Incorporated
  333 West Wacker Drive
  Chicago, IL 60606-1286

  www.nuveen.com

NUVEEN
Growth and Income
Mutual Funds


June 30, 1998

Annual Report

For investors seeking
long-term growth potential and
international diversification.

[PHOTO APPEARS HERE]



European
Value Fund

Dear Shareholder

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]



Timothy R. Schwertfeger
Chairman of the Board


We are pleased to report to you on the Nuveen European Value Fund for the period since its start of operations at the end of May through its fiscal year end in June.

The fund features the value investing expertise of Institutional Capital Corporation -- Nuveen's Premier Adviser(SM) for value investing. Institutional Capital has developed a unique stock selection process that seeks to identify stocks of established, well-known European companies offering exceptional relative value and attractive growth potential. The portfolio managers analyze stocks from a universe of large and midsize European companies, using proprietary quantitative valuation models to determine which of these stocks appear to be undervalued in today's market. Based on a rigorous assessment of each company's prospects, they then look for a "catalyst" that could be the key to unlocking hidden value and triggering price appreciation. This catalyst may be as simple as an anticipated change in management, or as complex as a fundamentally improved industry out look. Once selected, the stocks are monitored closely and replaced if they reach their target value, their prospects for growth change or they become less attractive relative to other portfolio candidates. This disciplined, research-oriented approach has paid off for investors, and is the key investment strategy of the Nuveen European Value Fund.

The Value Added by
Nuveen's Premier Advisers(SM)

Nuveen has assembled a team of highly experienced investment managers, each overseeing portfolios within their specific areas of expertise. In addition to Institutional Capital, Nuveen Premier Advisers now include Rittenhouse Financial Services, our specialist for growth investing and Nuveen Advisory Corp., our expert in tax-free investing. Each of these managers brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on long-term performance.

Diversification: A Key Element
to a Better Portfolio

Given recent volatility in the stock market, we believe that investors will

"Today, more than ever, you can count on Nuveen for investments designed to produce a well-balanced portfolio that meets your individual goals."


find diversification to be an increasingly important strategy in the months ahead. An appropriately diversified portfolio -- one that balances different types of investments, levels of risk and tax management -- can help cushion your portfolio against volatility and enhance your overall return potential.

Many of you have invested in the Nuveen European Value Fund because of its value-investing orientation and the excellent track record of its Premier Adviser. This same disciplined approach is also available in three other Nuveen funds managed by Institutional Capital -- the Nuveen Growth and Income Stock Fund, Nuveen Balanced Stock and Bond Fund, and Nuveen Balanced Municipal and Stock Fund. We encourage you to talk with your financial adviser about how these and other Nuveen funds, including the Nuveen Rittenhouse Growth Fund and a wide array of tax-free municipal bond funds, can help round out your portfolio and meet your particular investment needs.

If you would like additional information on these or any of Nuveen's other funds, contact your financial adviser for a prospectus. You also may request a prospectus from Nuveen by calling (800) 257-8787. Please read the information carefully and discuss it with your financial adviser before you invest.

When seeking quality investments that withstand the test of time, we hope you will continue to think of Nuveen. Today, more than ever, you can count on Nuveen for investments designed to produce a well-balanced portfolio that meets your individual goals. We thank you for your continued confidence in us, and look forward to reporting to you again soon.

Sincerely,



/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

August 14, 1998

Nuveen European Value Fund
Report from the Fund's Adviser

The portfolio management team at Institutional Capital Corporation talks about the European financial markets and provides an outlook for the coming year.


[PICTURES OF FLAGS APPEAR HERE]
Netherlands
France
Germany
United Kingdom


During June, world markets including Europe retreated somewhat after posting returns of more than 20% during the first five months of the year. Although one month is not sufficient time to accurately assess the performance of a long-term investment, preliminary results show that during the one-month period between the fund's inception and its fiscal year-end (May 29 through June 30), its total return was down slightly, with a -0.59% return for the period. Despite a slow first month, we believe that European stocks offer exceptional value. In fact, European stock markets have been among the world's best-performing markets over the past 18 months.

One key reason for the strong longer-term performance is that the economic landscape in Europe is shaping up to be quite favorable for equity investments. Many economists believe that building a common Europe is a necessity, as Europe is now caught between an ultra-competitive U.S. economy with higher productivity, and a more nimble and currency-deflated Asia. With strong management in the United States and low labor costs and excellent productivity in Asia, Europe cannot continue to do business its own way and expect to be competitive. As a result, long-term interest rates have been declining in Europe, which in turn has driven down financing costs for European corporations and has also made equities increasingly attractive relative to fixed-income investments.

Another important reason for the recent growth of the European markets is the anticipation of the European Monetary Union (EMU), which will create a larger, more efficient market. The advent of the EMU will result in an integrated market with one currency, a unified marketplace with a population of approximately 300 million, and an economy comparable in size to that of the U.S. This should result in more efficient manufacturing and distribution, and is already propelling a wave of mergers and acquisitions as firms in Europe seek to have a Pan-European scale.

European companies are also enhancing profitability through restructuring. In our view, individual European companies are becoming much more responsive to shareholders. They are focusing on raising returns, simplifying corporate structures by divesting underperforming assets and businesses that don't fit into a coherent whole. Just as U.S. companies retooled their operations over the last decade to compete more effectively in the global economy, European companies are now following suit. Also, European companies are in the early stages of obtaining the legislative ability to repurchase their stock. Many of these companies have low levels of debt leverage and high amounts of cash, providing the opportunity for significant stock repurchases.

In addition, privatization in European companies is creating new investment opportunities. Beginning in England in the 1980s and continuing across

[PICTURES OF FLAGS APPEAR HERE]
Switzerland
Finland
Italy
Sweden


Europe in the 1990s, there have been a large number of privatizations of formerly government-owned businesses, from telephone to automobile companies. These privatizations are creating new stocks in which the Nuveen European Value Fund is likely to invest, since these large, formerly government-owned businesses represent great opportunities for corporate restructuring.

The growth in self-directed retirement funding in Europe is also leading to a strong demand for equities. Looking out into the years 2005 through 2020, we foresee a large number of Europeans who will be relying on their retirement income. As in the U.S., these people are coming to the conclusion that they need to invest more of their own money now to maintain their current lifestyle in retirement. The European stock market will become a vehicle for Europeans to increase their savings. Mutual funds focused on Europe will become a large part of these retirement savings efforts, which should lead to stronger demand for equities. Between share repurchases and individuals taking on increasing stock market exposure, we anticipate continued growth in the demand for equities.

We believe the fund is currently well-positioned to take advantage of these opportunities. Our focus going forward will be to seek out companies undergoing restructurings that we believe will lead to enhanced shareholder value and attractive returns.



Top Ten Holdings
Royal Philips Electronics N.V.                                              7.6%
--------------------------------------------------------------------------------
Elf Aquitaine SA Sponsored ADR                                              6.9%
--------------------------------------------------------------------------------
KLM Royal Dutch Airlines Sponsored ADR                                      5.5%
--------------------------------------------------------------------------------
Vivendi Sponsored ADR                                                       4.8%
--------------------------------------------------------------------------------
Tomkins plc Sponsored ADR                                                   4.8%
--------------------------------------------------------------------------------
Diageo plc Sponsored ADR                                                    4.8%
--------------------------------------------------------------------------------
British Petroleum plc Sponsored ADR                                         4.7%
--------------------------------------------------------------------------------
RWE AG Sponsored ADR                                                        4.6%
--------------------------------------------------------------------------------
Novartis AG Sponsored ADR                                                   4.6%
--------------------------------------------------------------------------------
National Westminister Bank plc Sponsored ADR                                4.5%
--------------------------------------------------------------------------------


Country Allocation

Netherlands                                                                  24%
--------------------------------------------------------------------------------
France                                                                       20%
--------------------------------------------------------------------------------
Germany                                                                      18%
--------------------------------------------------------------------------------
United Kingdom                                                               18%
--------------------------------------------------------------------------------
Switzerland                                                                   9%
--------------------------------------------------------------------------------
Finland                                                                       4%
--------------------------------------------------------------------------------
Italy                                                                         4%
--------------------------------------------------------------------------------
Sweden                                                                        3%
--------------------------------------------------------------------------------



Fund Highlights

Share Class                                         A        B       C         R
--------------------------------------------------------------------------------
Net Asset Value                                $19.86   $19.87  $19.87    $19.87
--------------------------------------------------------------------------------
Inception Date                                                              5/98
--------------------------------------------------------------------------------
Total Net Assets ($000)                                                   $3,718
--------------------------------------------------------------------------------
Average Market Capitalization                                        $33 Billion
--------------------------------------------------------------------------------
Average P/E (trailing 12 months)                                              21
--------------------------------------------------------------------------------
Number of Stocks                                                              22
--------------------------------------------------------------------------------



Total Return

                                         A(On NAV)     A(On Offer)   MSCI-Europe
--------------------------------------------------------------------------------
Inception                                    -0.59%         -6.29%         1.12%
--------------------------------------------------------------------------------

Report of Independent Public Accountants




To the Board of Trustees and Shareholders of Nuveen European Value Fund


We have audited the accompanying statement of net assets, including the portfolio of investments, of Nuveen European Value Fund (one of the portfolios constituting the Nuveen Investment Trust (a Massachusetts business trust)), as of June 30, 1998, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the Nuveen European Value Fund as of June 30, 1998, the results of its operations, the changes in its net assets and its financial highlights for the period then ended in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP

Chicago, Illinois
August 17, 1998

Portfolio of Investments

Nuveen European Value Fund

June 30, 1998


Shares    Description                                               Market Value
--------------------------------------------------------------------------------
          COMMON STOCKS - 83.0%

          Basic Industries - 8.8%

 1,200    Akzo Nobel N.V.                                           $    133,200
 2,300    Svenska Cellulosa AB Sponsored ADR                              59,555
 4,900    UPM-Kymmene Oyj Corporation Sponsored ADR                      134,858
--------------------------------------------------------------------------------
          Capital Equipment/Technology - 6.3%

 2,750    Royal Philips Electronics N.V.                                 233,750
--------------------------------------------------------------------------------
          Capital Spending - 7.4%

 3,200    SGL Carbon AG Sponsored ADR                                    124,800
 6,500    Tomkins plc Sponsored ADR                                      148,688
--------------------------------------------------------------------------------
          Consumer Services - 7.1%

 6,900    Pearson plc Sponsored ADR                                      126,639
 4,850    United News & Media plc Sponsored ADR                          136,406
--------------------------------------------------------------------------------
          Consumer Staples - 4.0%

 3,050    Diageo plc Sponsored ADR                                       146,972
--------------------------------------------------------------------------------
          Energy - 9.6%

 1,650    British Petroleum Company plc Sponsored ADR                    145,612
 3,000    Elf Aquitaine SA Sponsored ADR                                 213,000
--------------------------------------------------------------------------------
          Financials - 14.5%

 2,400    Axa Sponsored ADR                                              136,350
 1,550    Bayerische Vereinsbank AG Sponsored ADR                        131,383
 2,050    ING Groep N.V. Sponsored ADR                                   134,019
 1,300    National Westminster Bank plc Sponsored ADR                    139,750
--------------------------------------------------------------------------------
          Health Care - 7.3%

 2,650    Hoechst AG Sponsored ADR                                       131,506
 1,700    Novartis AG Sponsored ADR                                      141,441
--------------------------------------------------------------------------------
          Retail - 2.4%

 1,650    Gucci Group N.V.                                                87,450
--------------------------------------------------------------------------------
          Transportation - 4.6%

 4,150    KLM Royal Dutch Airlines Sponsored ADR                         169,891
--------------------------------------------------------------------------------
          Utilities - 11.0%

 2,400    RWE AG Sponsored ADR                                           142,003
 1,650    Telecom Italia SpA Sponsored ADR                               121,275
 3,500    Vivendi Sponsored ADR                                          149,470
--------------------------------------------------------------------------------
          Total Investments - (cost $3,098,464) - 83.0%                3,088,018
          ----------------------------------------------------------------------
          Other Assets Less Liabilities - 17.0%                          630,345
          ----------------------------------------------------------------------
          Net Assets - 100%                                         $  3,718,363
          ======================================================================

                                 See accompanying notes to financial statements.

Statement of Net Assets

June 30, 1998


-------------------------------------------------------------------------------
Assets
Investment securities, at market value (cost $3,098,464) (note 1)     $3,088,018
Cash                                                                     461,582
Receivables:
  Dividends                                                                7,640
  Fund manager                                                            31,882
  Shares sold                                                            334,160
Deferred organization costs (note 1)                                     157,370
Other assets                                                                  84
-------------------------------------------------------------------------------
  Total assets                                                         4,080,736
-------------------------------------------------------------------------------
Liabilities
Payable for investments purchased                                        165,295
Accrued expenses:
  12b-1 distribution and service fees (notes 1 and 4)                         60
  Other                                                                  192,342
Dividends payable                                                          4,676
-------------------------------------------------------------------------------
  Total liabilities                                                      362,373
-------------------------------------------------------------------------------
Net assets (note 5)                                                   $3,718,363
================================================================================
Class A Shares (note 1)
Net assets                                                            $  101,972
Shares outstanding                                                         5,134
Net asset value and redemption price per share                        $    19.86
Offering price per share (net asset value per share
 plus maximum sales charge of 5.75% of offering price)                $    21.07
================================================================================
Class B Shares (note 1)
Net assets                                                            $  334,765
Shares outstanding                                                        16,844
Net asset value, offering and redemption price per share              $    19.87
================================================================================
Class C Shares (note 1)
Net assets                                                            $   42,021
Shares outstanding                                                         2,115
Net asset value, offering and redemption price per share              $    19.87
================================================================================
Class R Shares (note 1)
Net assets                                                            $3,239,605
Shares outstanding                                                       163,073
Net asset value, offering and redemption price per share              $    19.87
================================================================================

                                 See accompanying notes to financial statements.

Statement of Operations
For the Period May 29, 1998 (commencement of operations) through June 30, 1998

-------------------------------------------------------------------------------------
Investment Income (note 1)
Dividends                                                                  $    7,641
-------------------------------------------------------------------------------------
Expenses
Management fees (note 4)                                                        2,373
12b-1 service fees - Class A (notes 1 and 4)                                        6
12b-1 distribution and service fees - Class B (notes 1 and 4)                      31
12b-1 distribution and service fees - Class C (notes 1 and 4)                      23
Shareholders' servicing agent fees and expenses                                     2
Custodian's fees and expenses                                                   3,055
Trustees' fees and expenses (note 4)                                              243
Professional fees                                                               8,158
Shareholders' reports - printing and mailing expenses                          20,000
Federal and state registration fees                                               885
Amortization of deferred organization costs (note 1)                            2,630
Other expenses                                                                    157
-------------------------------------------------------------------------------------
Total expenses before expense reimbursement                                    37,563
 Expense reimbursement (note 4)                                               (34,256)
-------------------------------------------------------------------------------------
Net expenses                                                                    3,307
-------------------------------------------------------------------------------------
Net investment income                                                           4,334
-------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investment transactions (notes 1 and 3)          (1,619)
Net change in unrealized appreciation or depreciation of investments          (10,446)
-------------------------------------------------------------------------------------
Net gain (loss) from investments                                              (12,065)
-------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                      $   (7,731)
=====================================================================================

Statement of Changes in Net Assets
For the Period May 29, 1998 (commencement of operations) through June 30, 1998

-------------------------------------------------------------------------------------
Operations
Net investment income                                                      $    4,334
Net realized gain (loss) from investment transactions (notes 1 and 3)          (1,619)
Net change in unrealized appreciation or depreciation of investments          (10,446)
-------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                          (7,731)
-------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
  Class A                                                                        (106)
  Class B                                                                        (179)
  Class C                                                                         (22)
  Class R                                                                      (4,369)
-------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                      (4,676)
-------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                            3,730,770
-------------------------------------------------------------------------------------
Net increase in net assets                                                  3,718,363
Net assets at the beginning of period                                               -
-------------------------------------------------------------------------------------
Net assets at the end of period                                            $3,718,363
=====================================================================================
Distributions in excess of net investment income at end of period          $     (342)
=====================================================================================

                                  See accompanying notes to financial statements

Notes to Financial Statements


1. General Information and Significant Accounting Policies

The Nuveen European Value Fund (the "Fund") is a series of the Nuveen Investment Trust (the "Trust") which was organized as a Massachusetts business trust in 1996. The Trust (and each series within the Trust) is an open-end diversified management investment company registered under the Investment Company Act of 1940. Prior to commencement of operations on May 29, 1998, the Fund had no operations other than those related to organizational matters.

The Fund invests primarily in a diversified portfolio of stocks of established, well-known European companies with at least $1 billion in market capitalization and seeks to provide over time a superior total return with moderated risk. In addition to investments in equity securities, the Fund may invest in cash equivalents and short-term investments as a temporary defensive measure.

The Fund may invest in a variety of European securities, including American Depository Receipts ("ADRs") and other types of depository receipts; equity securities of European companies that may or may not be publicly traded in the U.S.; Eurodollar convertibles; fixed-income securities of European companies that may or may not be publicly traded in the U.S.; and debt obligations issued or guaranteed by European governments, their agencies, authorities or instrumentalities. All foreign investments involve certain risks in addition to those associated with U.S. investments.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

Securities Valuation

Common stocks and other equity securities are valued at the last sales price that day. Securities not listed on a national securities exchange or Nasdaq are valued at the most recent bid prices. When price quotes are not readily available, the pricing service establishes fair market value based on prices of comparable securities.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of its when-issued and delayed delivery purchase commitments. At June 30, 1998, the Fund had no such outstanding purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income is determined on the basis of interest accrued, adjusted for accretion of discounts.

Dividends and Distributions to Shareholders

Net investment income is declared and distributed to shareholders quarterly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transactions, where applicable.

Federal Income Taxes

The Fund intends to distribute all taxable income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required.

Flexible Sales Charge Program

The Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchase under limited circumstances.

Derivative Financial Instruments

The Fund may invest in options and futures contracts, which are sometimes referred to as derivative transactions. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the period May 29, 1998 (commencement of operations) through June 30, 1998.

Expense Allocation

Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

Organizational Expenses

The Fund's costs incurred in connection with its organization and initial registration of shares was deferred and is being amortized over a 60-month period beginning May 29, 1998 (commencement of operations). If any of the initial shares of the Fund are redeemed during this period, the proceeds of the redemption will be reduced by the pro-rata share of the unamortized organization costs as of the date of redemption.

Foreign Currency Translations

To the extent that the Fund invests in securities that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investment in securities denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if U.S. dollars fall in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and dividend income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions. The gains or losses on investments resulting from changes in foreign exchange rates are included with net realized and unrealized gain (loss) on investments.

Foreign Currency Transactions

The Fund may engage in foreign currency exchange transactions in connection with its portfolio investments and assets and liabilities denominated in foreign currencies. The Fund may engage in foreign currency forward contracts, options and futures transactions. The Fund will enter into foreign currency transactions for hedging and other permissible risk management purposes only. If the Fund invests in a currency futures or options contract, it must make a margin deposit to secure performance of such contract. With respect to investments in currency futures contracts, the Fund may also be required to make a variation margin deposit because the value of futures contracts fluctuates daily. In addition, the Fund may segregate assets to cover its futures contracts obligations.

The objective of the Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's foreign currency denominated securities and other assets and liabilities will decline in value due to changes in foreign currency exchange rates. All foreign currency forward contracts, options and futures transactions are "marked-to-market" daily at the applicable market rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time the forward contract is offset by entering into a closing transaction or extinguished by delivery of the currency. The contractual amounts of forward foreign currency exchange contracts does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. As of June 30, 1998, there were no open foreign currency forward contracts, options and futures transactions.

2. Fund Shares

Transactions in Fund shares for the period May 29, 1998 (commencement of operations) through June 30, 1998 were as follows:

                                                              Shares    Amount
--------------------------------------------------------------------------------
Shares sold:
  Class A                                                      5,134  $  101,463
  Class B                                                     16,844     333,000
  Class C                                                      2,115      42,015
  Class R                                                    163,073   3,254,292
--------------------------------------------------------------------------------
Net increase                                                 187,166  $3,730,770
================================================================================

3. Securities Transactions

Purchases and sales of investment securities for the period May 29, 1998 (commencement of operations) through June 30, 1998, were $3,256,646 and $156,563, respectively.

At June 30, 1998, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes.

Net unrealized depreciation for financial reporting and federal income tax purposes aggregated $10,446 of which $55,810 related to appreciated securities and $66,256 related to depreciated securities.

At June 30, 1998, the Fund had an unused capital carryforward of $1,619 available for federal income tax purposes to be applied against future capital gains, if any. If not applied the carryforward will expire in the year 2006.

4. Management Fee and Other Transactions with Affiliates

Under the Fund's investment management agreement with Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, the Fund pays an annual management fee, payable monthly, which is based upon the average daily net asset value of the Fund as follows:

Average Daily Net Asset Value                                     Management Fee
--------------------------------------------------------------------------------
For the first $125 million                                           .9500 of 1%
For the next $125 million                                            .9375 of 1
For the next $250 million                                            .9250 of 1
For the next $500 million                                            .9125 of 1
For the next $1 billion                                              .9000 of 1
For net assets over $2 billion                                       .8750 of 1
================================================================================

The Adviser has agreed to waive fees and reimburse expenses through July 31, 1999, in order to prevent total operating expenses (excluding any 12b-1 distribution or service fees and extraordinary expenses) from exceeding 1.30% of the average daily net asset value of any class of Fund shares.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Institutional Capital Corporation ("ICAP"), of which The John Nuveen Company holds a minority interest, under which ICAP manages the Fund's investment portfolio. ICAP is compensated for its services from the management fee paid to the Adviser. The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser.

During the period May 29, 1998 (commencement of operations) through June 30, 1998, the Distributor collected sales charges on purchases of Class A Shares of approximately $1,500 of which approximately $1,300 were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the period May 29, 1998 (commencement of operations) through June 30, 1998, the Distributor compensated authorized dealers directly with approximately $4,200 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the period May 29, 1998 (commencement of operations) through June 30, 1998, the Distributor retained approximately $100 in such 12b-1 fees. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

5. Composition of Net Assets

At June 30, 1998, the Fund had an unlimited number of $.01 par value per share common stock authorized. Net assets consisted of:

--------------------------------------------------------------------------------
Capital paid-in                                                      $3,730,770
Distributions in excess of net investment income                           (342)
Net realized gain (loss) from investment transactions                    (1,619)
Net unrealized appreciation (depreciation) of investments               (10,446)
--------------------------------------------------------------------------------
Net assets                                                           $3,718,363
================================================================================

Financial Highlights

Selected data for a share outstanding throughout the period May 29,1998 (commencement of operations) through June 30, 1998 is as follows:

Class (Inception Date)

                                Investment Operations           Less Distributions
                            -----------------------------  ----------------------------
                                               Net
                 Beginning               Realized/                                        Ending
                       Net         Net  Unrealized                Net                        Net
Year Ended           Asset  Investment  Investment         Investment  Capital             Asset        Total
June 30,             Value  Income (a) Gain (Loss)  Total      Income     Gain    Total    Value   Return (b)
-------------------------------------------------------------------------------------------------------------
Class A (5/98)
1998 (c)            $20.00        $.02       $(.14) $(.12)      $(.02)   $  --    $(.02)  $19.86         (.59)%

Class B (5/98)
1998 (c)             20.00         .03        (.15)  (.12)       (.01)      --     (.01)   19.87         (.60)

Class C (5/98)
1998 (c)             20.00         .01        (.13)  (.12)       (.01)      --     (.01)   19.87         (.60)

Class R (5/98)
1998 (c)             20.00         .03        (.13)  (.10)       (.03)      --     (.03)   19.87         (.52)
=============================================================================================================

                           Ratios/Supplemental Data
--------------------------------------------------------------------------------
                                Ratio                        Ratio
                               of Net                       of Net
                Ratio of   Investment       Ratio of    Investment
                Expenses       Income       Expenses     Income to
              to Average   to Average     to Average       Average
              Net Assets   Net Assets     Net Assets    Net Assets
                  Before       Before          After         After    Portfolio
  Ending Net  Reimburse-   Reimburse-     Reimburse-    Reimburse-     Turnover
Assets (000)        ment         ment       ment (a)      ment (a)         Rate
--------------------------------------------------------------------------------
  $      102       14.82%*     (11.94)%*        1.55%*        1.33%*          5%

         335       14.56*      (10.67)*         2.30*         1.59*           5

          42       15.88*      (12.98)*         2.30*          .60*           5

       3,240       15.04*      (11.99)*         1.30*         1.75*           5
================================================================================

* Annualized.

(a) After waiver of certain management fees or reimbursement of expenses by Nuveen Institutional Advisory Corp.

(b) Total returns are calculated on net asset value without any sales charge and are not annualized.

(c) From commencement of class operations as noted.

Serving Investors for Generations

[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]
John Nuveen, Sr.

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time - with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and tax-free income funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.



        1898
NUVEEN     1998
OUR SECOND CENTURY
helping investors sustain the wealth of a lifetime.(TM)

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com